UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

REIN THERAPEUTICS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 2(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

REIN THERAPEUTICS, INC.

12407 N. Mopac Expy. Suite 250 #390

Austin, Texas 78758

(737) 802-1989

[●], 2026

Dear Fellow Stockholders:

You are cordially invited to attend the 2026 annual meeting of stockholders (the “Annual Meeting”) of Rein Therapeutics, Inc., to be held on Monday, July 20, 2026 at 9:00 a.m., Eastern Time.

The purposes of the Annual Meeting are set forth in the accompanying Notice of 2026 Annual Meeting of Stockholders and Proxy Statement.

The Annual Meeting will be a virtual meeting of stockholders, conducted solely online via live webcast. There is no physical location for the Annual Meeting. You will be able to attend and participate in the Annual Meeting online, vote your shares electronically and submit your questions prior to and during the meeting by visiting: www.meetnow.global/MM4MRP6. Further information about how to attend the Annual Meeting online, vote your shares during the meeting and submit questions during the meeting is included in the accompanying Proxy Statement.

The enclosed Notice of 2026 Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted at the Annual Meeting. Also enclosed for your review is our Annual Report to stockholders, which contains detailed information concerning our activities and operating performance.

Stockholders of record at the close of business on May 21, 2026, will be entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

Your vote is important to us. Whether or not you plan to attend the Annual Meeting, and regardless of the number of shares of Rein Therapeutics that you own, it is important that your shares be represented and voted. Please vote electronically over the Internet, or if you receive a paper copy of the proxy card by mail, by returning your signed proxy card in the envelope provided. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend. If you decide to attend the Annual Meeting, you will still be able to vote online during the Annual Meeting, even if you previously submitted your proxy.

On behalf of the Board of Directors of Rein Therapeutics, Inc., we thank you for your ongoing support and continued interest.

Sincerely,

/s/ Josef H. von Rickenbach
Josef H. von Rickenbach
Chairman of the Board

REIN THERAPEUTICS, INC.

12407 N. Mopac Expy. Suite 250 #390

Austin, Texas 78758

(737) 802-1989

NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS

Date and Time	July 20, 2026 at 9:00 a.m., Eastern Time
Location

The Annual Meeting will be a virtual meeting of stockholders, conducted solely online via live webcast. You will be able to attend and participate in the Annual Meeting online, vote your shares electronically and submit your questions prior to and during the meeting by visiting: www.meetnow.global/MM4MRP6.

Items of Business
1.
Election of two Class III directors named in the attached Proxy Statement to serve on our Board of Directors until our 2029 annual meeting of stockholders and until their respective successors are duly elected and qualified.
2.
Approval of an amendment to our restated certificate of incorporation to increase the number of authorized shares of common stock from 100 million shares to 200 million shares.
3.
Ratification of the appointment of CBIZ CPAs P.C. as the independent registered public accounting firm for the Company for the year ending December 31, 2026.
4.
Approval, on an advisory basis, of the named executive officer compensation disclosed in the attached Proxy Statement.
5.
Other business as may properly come before the Annual Meeting, or any adjournment or postponement thereof.

Record Date	You are entitled to vote if you were a stockholder of record as of the close of business on May 21, 2026.

Your vote is very important. Please submit your proxy or voting instructions as soon as possible to ensure that your shares will be represented at the Annual Meeting, whether or not you expect to attend the Annual Meeting.

By Order of the Board of Directors,

/s/ Brian Windsor, Ph.D.

Brian Windsor, Ph.D.

President and Chief Executive Officer

Austin, Texas

[●], 2026

Important Notice Regarding Internet Availability of Proxy Materials: The attached Proxy Statement and our 2025 Annual Report to stockholders, which includes our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, are available at www.envisionreports.com/RNTX. These documents are also available to any stockholder who wishes to receive a paper copy by calling 1-866-641-4276, or by emailing investorvote@computershare.com with “Proxy Materials Rein Therapeutics” in the subject line, or by submitting a request over the Internet at www.envisionreports.com/RNTX.

Rein Therapeutics, Inc. | 2026 Proxy Statement i

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION DATED MAY 28, 2026

PROXY STATEMENT FOR THE

2026 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JULY 20, 2026

This proxy statement (this “Proxy Statement”) and the proxy card (the “Proxy Card”) are being furnished in connection with the solicitation of proxies by the board of directors (the “Board”) of Rein Therapeutics, Inc. for use at the annual meeting of stockholders to be held on Monday, July 20, 2026, at 9:00 a.m., Eastern Time (the “Annual Meeting”), and any adjournment thereof. The Annual Meeting will be held in a virtual meeting format only via the Internet. At the Annual Meeting, holders of shares of common stock of Rein Therapeutics, Inc. at the close of business on May 21, 2026 (the “Record Date”) will be able to attend, vote and submit questions by visiting www.meetnow.global/MM4MRP6. Stockholders do not need to register to attend the Annual Meeting. Stockholders who hold their shares through an intermediary, such as a bank, broker or other nominee, who wish to attend the Annual Meeting must submit proof of their legal proxy reflecting their holdings and their name and email address to our transfer agent no later than 5:00 p.m., Eastern Time on July 15, 2026. Stockholders will receive confirmation of their registration by email after our transfer agent receives their registration materials. Further information about how to attend the Annual Meeting online, vote your shares of common stock during the Annual Meeting and submit questions during the Annual Meeting is included in this Proxy Statement.

Except where the context otherwise requires, references to “Rein Therapeutics,” “the Company,” “we,” “us,” “our,” and similar terms refer to Rein Therapeutics, Inc., a Delaware corporation.

The Board is using this Proxy Statement to solicit proxies for use at the Annual Meeting. This Proxy Statement summarizes information about the proposals to be considered at the Annual Meeting and other information you may find useful in determining how to vote. All properly submitted proxies will be voted in accordance with the instructions contained in those proxies.

Instead of mailing a paper copy of this Proxy Statement and our Annual Report to stockholders for the fiscal year ended December 31, 2025 (the “Annual Report” and, together with this Proxy Statement, the “Proxy Materials”), we are providing access to our Proxy Materials over the Internet under the “notice and access” rules of the Securities and Exchange Commission (the “SEC”). As a result, we are mailing stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) instead of paper copies of the Proxy Materials. We are mailing the Notice on or about June 8, 2026, and it contains instructions on how to access the Proxy Materials over the Internet. The Notice also contains instructions on how stockholders can receive a paper copy of the Proxy Materials.

Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting of Stockholders to be Held on July 20, 2026:

This Proxy Statement and the Annual Report are available for viewing, printing, and downloading at www.envisionreports.com/RNTX.

A copy of the Annual Report, except for exhibits, will be furnished without charge to any stockholder upon written or oral request to Rein Therapeutics, Inc., 12407 N. Mopac Expy. Suite 250 #390, Austin, Texas 78758, or by calling 1-866-641-4276, by emailing investorvote@computershare.com with “Proxy Materials Rein Therapeutics” in the subject line, or by submitting a request over the Internet at www.envisionreports.com/RNTX. This Proxy Statement and the Annual Report are also available on the SEC’s website at www.sec.gov.

Rein Therapeutics, Inc. | 2026 Proxy Statement 1

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Q.

Why did I receive these Proxy Materials?

A.

The Board has made the Proxy Materials available to you in connection with the solicitation of proxies for use at the Annual Meeting to be held on Monday, July 20, 2026, at 9:00 a.m., Eastern Time. As a holder of common stock, you are invited to attend the Annual Meeting online and are requested to vote on the items of business described in this Proxy Statement. This Proxy Statement includes information that we are required to provide to you under the SEC rules and is designed to assist you in voting your shares of common stock.

Q.

Why did I receive a Notice in the mail regarding the Internet availability of Proxy Materials instead of a complete set of Proxy Materials?

A.

In accordance with the SEC rules, we may furnish the Proxy Materials to stockholders by providing access to such documents on the Internet instead of mailing printed copies. If you would like to receive a paper copy of the Proxy Materials, you should follow the instructions for requesting such materials in the Notice. The Proxy Materials are available for viewing, printing, and downloading on the Internet at www.envisionreports.com/RNTX.

Q.

What is the purpose of the Annual Meeting?

A.	At the Annual Meeting, stockholders will consider and vote on the following matters:

1.
Election of two Class III directors to serve on our Board of Directors until our 2029 annual meeting of stockholders and until their respective successors are duly elected and qualified;
2.
Approval of an amendment to our restated certificate of incorporation to increase the number of authorized shares of common stock from 100 million shares to 200 million shares;
3.
Ratification of the appointment of CBIZ CPAs P.C. as the independent registered public accounting firm for the Company for the year ending December 31, 2026;
4.
Approval, on an advisory basis, of the named executive compensation; and
5.
Other business as may properly come before the Annual Meeting, or any adjournment or postponement thereof.

Q.

How can I attend the Annual Meeting?

A.

The Annual Meeting will be held in a virtual meeting format only via the Internet. At our virtual Annual Meeting, stockholders will be able to attend, vote and submit questions by visiting www.meetnow.global/MM4MRP6.

If you are a stockholder of record (i.e., you hold your shares of common stock through our transfer agent, Computershare Trust Company, N.A. (“Computershare”)), you do not need to register to attend the Annual Meeting. Please follow the instructions in the Notice.

If you hold your shares of common stock through an intermediary, such as a bank, broker or other nominee, then you shares are held in “street name” and you must register in advance to attend the Annual Meeting. In this case, your Notice will be sent to you by that organization. The organization holding your shares of common stock is considered the stockholder of record for purposes of voting at the Annual Meeting. To register to attend the Annual Meeting, you must submit proof of your legal proxy reflecting your holdings and your name and email address to Computershare no later than 5:00 p.m., Eastern Time on July 15, 2026. You will receive a confirmation of your registration by email after we receive your registration materials. Requests for registration should be directed to Computershare as follows:

By email: Forward the e-mail from your bank, broker or other nominee, or attach an image of your legal proxy to:

legalproxy@computershare.com

By mail:

Computershare RNTX Legal Proxy

P.O. Box 43001

Providence, RI 02940-3001

Rein Therapeutics, Inc. | 2026 Proxy Statement 2

Q.

Who can vote at the Annual Meeting?

A.

To be entitled to vote, you must have been a stockholder of record of common stock at the close of business on May 21, 2026 (the “Record Date”). There were 85,539,032 shares of common stock outstanding and entitled to vote at the Annual Meeting as of the Record Date.

Q.

How many votes do I have?

A.	Each share of common stock that you own as of the Record Date will entitle you to one vote on each matter considered at the Annual Meeting.

Q.

How do I vote?

A.

If you are the “stockholder of record” of your shares of common stock, meaning that your shares of common stock are registered in your name in the records of our transfer agent, Computershare, you may submit a proxy to vote or vote your shares of common stock as follows:

1.
Online Prior to the Annual Meeting: To submit a proxy to vote online prior to the Annual Meeting, please go to the following website: www.envisionreports.com/RNTX. Follow the instructions at that site for submitting your proxy electronically. If you submit a proxy to vote online, you do not need to complete and mail your proxy card or submit your proxy to vote by telephone. You must specify how you want your shares of common stock voted, or your online vote cannot be completed, and you will receive an error message. You must submit your online proxy before 11:59 p.m., Eastern Time, on July 19, 2026, the day before the Annual Meeting, for your proxy to be valid and your vote to count.
2.
By Telephone: To submit a proxy to vote by telephone, please call 1-(800)-652-VOTE (8683) and follow the instructions provided in the Notice and on the Proxy Card. You do not need to complete and mail the Proxy Card or submit your proxy to vote online if you vote by telephone. You must specify how you want your shares of common stock voted and confirm your vote at the end of the call, or your telephone vote cannot be completed. You must submit your telephonic proxy before 11:59 p.m., Eastern Time, on July 19, 2026, the day before the Annual Meeting, for your telephonic proxy to be valid and your vote to count.
3.
By Mail: To submit a proxy by mail, you must request printed copies of the Proxy Materials and mark, sign and date the Proxy Card and then mail the Proxy Card in accordance with the instructions on the Proxy Card. If you submit a proxy by mail, you do not need to submit your proxy to vote online or by telephone. Computershare must receive the Proxy Card no later than 5:00 p.m., Eastern Time, on July 19, 2026, the day before the Annual Meeting, for your proxy to be valid and your vote to count. If you return the Proxy Card but do not specify how you want your shares of common stock voted on any particular matter, your shares will be voted in accordance with the recommendations of the Board.
4.
During the Annual Meeting: If you attend the Annual Meeting, you may vote online during the Annual Meeting. You will need your control number included on the Notice and Proxy Card to be able to vote during the Annual Meeting. If you vote by proxy prior to the Annual Meeting and choose to attend the Annual Meeting online, there is no need to vote again during the Annual Meeting unless you wish to change your vote.

Rein Therapeutics, Inc. | 2026 Proxy Statement 3

If your shares of common stock are held in “street name,” meaning they are held for your account by an intermediary, such as a bank, broker or other nominee, then you are deemed to be the beneficial owner of your shares of common stock, and the bank, broker or other nominee that holds the shares for you is the record holder and is required to vote the shares it holds on your behalf according to your instructions. The Proxy Materials and voting and revocation instructions should have been forwarded to you by the bank, broker or other nominee that holds your shares of common stock. To vote your shares of common stock, you will need to follow the instructions that your bank or broker provides you. Many brokers solicit voting instructions over the Internet or by telephone. The voting deadlines and availability of telephone and Internet voting for beneficial owners of shares held in “street name” will depend on the voting processes of the bank, broker or other nominee that holds your shares of common stock. Therefore, we urge you to carefully review and follow the voting instructions and any other materials that you receive from that organization.

Under applicable stock exchange rules that regulate voting by registered brokerage firms, brokerage firms do not have discretionary voting authority with respect to Proposals 1 and 4. Accordingly, if you do not give your bank, broker or other nominee voting instructions on Proposals 1 and 4, your bank, broker or other nominee may not vote your shares of common stock with respect to these matters, and your shares of common stock will be counted as “broker non-votes” concerning Proposals 1 and 4. Broker non-votes occur when your bank, broker or other nominee submits a proxy for your shares of common stock (because the bank, broker or other nominee has received instructions from you on one or more proposals, but not all proposals, or has not received instructions from you but has discretionary voting authority with respect to a particular matter) but does not indicate a vote for a particular proposal because the bank, broker or other nominee either does not have the authority to vote on that proposal and has not received voting instructions from you, or has discretionary authority but chooses not to exercise it.

You are welcome to attend the Annual Meeting regardless of whether your shares of common stock are held in street name. However, you may not attend the Annual Meeting if you hold shares of common stock in street name unless you register with a legal proxy as described above. You must also obtain a legal proxy executed in your favor from the holder of record (i.e., your bank, broker or other nominee) to vote shares held in street name during the Annual Meeting. A legal proxy is not the form of proxy included with this Proxy Statement. If you hold your shares of common stock in “street name,” you must request a legal proxy from your bank, broker, or other nominee to attend the Annual Meeting or vote during the Annual Meeting.

Even if you plan to attend the Annual Meeting, we urge you to submit a proxy to vote your shares of common stock in advance of the Annual Meeting so that if you should become unable to attend the Annual Meeting, your shares of common stock will be voted as directed by you.

Q.

Can I change my vote?

A.

If your shares of common stock are registered directly in your name, you may revoke your proxy and change your vote at any time before the vote is taken at the Annual Meeting. To do so, you must do one of the following:

1.
Submit a proxy to vote online or by telephone prior to the Annual Meeting as instructed above. Only your latest proxy submitted online or by telephone is counted.
2.
Sign and return a new Proxy Card. Only your latest dated and timely received Proxy Card will be counted.
3.
Attend the Annual Meeting online and vote during the Annual Meeting as instructed above. Attending the Annual Meeting online will not alone revoke your Internet proxy, telephonic proxy, or Proxy Card submitted by mail, as the case may be.
4.
Give our Corporate Secretary written notice before or at the Annual Meeting that you want to revoke your proxy.

If your shares of common stock are held in “street name,” you may submit new voting instructions by contacting your bank, broker or other nominee. You may also vote online at the Annual Meeting if you obtain a legal proxy, as described in the answer above.

Q.

How do I submit a question at the Annual Meeting?

A.	You may submit a question before and during the Annual Meeting online by visiting www.meetnow.global/MM4MRP6.

Rein Therapeutics, Inc. | 2026 Proxy Statement 4

Q.

How many shares must be represented to have a quorum and hold the Annual Meeting?

A.

Forty percent (40%) of the shares of our capital stock issued and outstanding at the Record Date and entitled to vote at the meeting must be present or represented by proxy to hold the Annual Meeting. This is called a quorum. To determine whether a quorum exists, we count as present any shares of common stock that are voted by submitting a proxy online, by telephone, or by mail, or that are represented at the Annual Meeting. Shares of common stock present virtually during the Annual Meeting will be considered shares of common stock represented at the Annual Meeting. Further, for purposes of establishing a quorum, we will count as present any shares of common stock that a stockholder holds even if the stockholder votes to abstain or only votes on one of the proposals. In addition, we will count as present any shares of common stock counted as broker non-votes for the purpose of establishing a quorum. If a quorum is not present, we expect to adjourn the Annual Meeting until we obtain a quorum.

Q.

What vote is required to approve each matter, and how are votes counted?

A.

Proposal 1 – Election of Class III Directors

The nominees will be elected as directors at the Annual Meeting if the nominees receive a plurality of the votes cast by stockholders entitled to vote at the Annual Meeting. Shares of common stock held in street name by a bank, broker or other nominee who indicate on their proxies that they do not have authority to vote on the shares on Proposal 1 will not be counted as votes FOR or WITHHELD from the director nominees and will be treated as broker non-votes.

Broker non-votes will have no effect on the voting on Proposal 1. You may vote FOR the nominees or WITHHOLD your vote from the nominees. Votes that are withheld will not be included in the vote tally for the election of the directors and will not affect the vote results.

Proposal 2 – Approval to Increase Authorized Shares of Common Stock

The affirmative vote of the stockholders representing a majority of the votes cast on the matter is required to approve and adopt an amendment to our restated certificate of incorporation to increase the number of authorized shares of common stock from 100 million shares to 200 million shares. Abstentions and broker non-votes on this proposal will be counted as votes not cast and these shares will be deducted from the total shares of which a majority is required. As a result, abstentions and broker non-votes will have no effect on the outcome of this proposal.

Proposal 3 – Ratification of the Appointment of Independent Registered Public Accounting Firm

The affirmative vote of the stockholders representing a majority of the votes cast on the matter is required to ratify the appointment of CBIZ CPAs P.C. as our independent registered public accounting firm for the year ending December 31, 2026. If your shares of common stock are held by a bank, broker or other nominee and you do not timely provide voting instructions with respect to your shares of common stock, we expect that your bank, broker or other nominee will have the authority to vote your shares of common stock on Proposal 3. If you vote to ABSTAIN on Proposal 3, your shares of common stock will not be voted FOR or AGAINST the proposal and will also not be counted as votes cast or shares voting on Proposal 3. As a result, voting to ABSTAIN will have no effect on the voting on Proposal 3.

Proposal 4 – Advisory Vote on the Compensation of our Named Executive Officers

The affirmative vote of the stockholders representing a majority of the votes cast on the matter is required to approve, on an advisory basis, the compensation of our named executive officers as described in this Proxy Statement. Shares of common stock held in street name by a bank, broker or other nominee who indicate on their proxies that they do not have authority to vote the shares on Proposal 4 will not be counted as votes FOR or AGAINST Proposal 4 and will be treated as broker non-votes. Broker non-votes will have no effect on the voting on Proposal 4. If you vote to ABSTAIN on Proposal 4, your shares of common stock will not be voted FOR or AGAINST the proposal and will also not be counted as votes cast of shares voting on Proposal 4. As a result, voting to ABSTAIN will have no effect on the voting on Proposal 4.

Rein Therapeutics, Inc. | 2026 Proxy Statement 5

As an advisory vote, Proposal 4 is not binding. The outcome of this advisory vote will not overrule any decision by us or the Board (or any committee thereof). However, the Board and the Compensation Committee of the Board value the opinions expressed by our stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions.

Q.

Who will count the vote?

A.	The votes will be counted, tabulated, and certified by Computershare.

Q.

How does the Board recommend that I vote on the proposals?

A.

The Board recommends that you vote:

FOR the election of the nominees to serve as Class III directors, to serve until the 2029 annual meeting of stockholders, and until their respective successors are duly elected and qualified;

FOR the approval to adopt an amendment to our restated certificate of incorporation to increase the authorized shares of common stock;

FOR the ratification of the appointment of CBIZ CPAs P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2026; and

FOR the approval of the compensation of our named executive officers.

Q.

Are there other matters to be voted on at the Annual Meeting?

A.

We do not know of any matters that may come before the Annual Meeting other than Proposals 1, 2, 3 and 4. If any other matters are properly presented at the Annual Meeting, the persons named in the accompanying proxy, Brian Windsor, Ph.D. and Timothy M. Cunningham, intend to vote or otherwise act in accordance with their judgment on the matter.

Q.

Where can I find the voting results?

A.

We plan to announce preliminary voting results at the Annual Meeting and will report final voting results in a Current Report on Form 8-K filed with the SEC within four business days following the date of the Annual Meeting.

Q.

What are the costs of soliciting these proxies?

A.

We will bear the cost of soliciting proxies. We have retained Sodali & Co (formerly Morrow Sodali) to assist us in the solicitation of proxies for an aggregate fee of $13,000. In addition to solicitation by mail, our directors, officers, and employees may solicit proxies by telephone, e-mail, facsimile, and in person without additional compensation. We may reimburse brokers or persons holding stock in their names, or in the names of their nominees, for their expenses in sending proxies and proxy material to beneficial owners.

Rein Therapeutics, Inc. | 2026 Proxy Statement 6

Proposal 1

Election of Class III Directors

General

Our restated certificate of incorporation, as amended, provides for a classified board of directors. Our board of directors (the “Board”) is divided into three classes, with members of each class holding office for staggered three-year terms. As indicated in the below table, there are currently two Class I directors (Brian Windsor, Ph.D. and Alan A. Musso), whose terms expire at the 2027 annual meeting of stockholders; one Class II director (William C. Fairey), whose term expires at the 2028 annual meeting of stockholders; and two Class III directors (Reinhard J. Ambros, Ph.D. and Josef H. von Rickenbach), whose terms expire at the 2026 annual meeting of stockholders.

Name	Age	Position(s)
Class I Directors
Brian Windsor, Ph.D.	60	President and Chief Executive Officer; Director
Alan A. Musso (1)(2)	64	Director

Class II Director
William C. Fairey (1)(3)	61	Director

Class III Director Nominees
Reinhard J. Ambros, Ph.D. (1)(2)	70	Director
Josef H. von Rickenbach (2)(3)	71	Chairman of the Board of Directors

(1)
Member of the compensation committee of the Board (the “Compensation Committee”).
(2)
Member of the audit committee of the Board (the “Audit Committee”).
(3)
Member of the nominating and corporate governance committee of the Board (the “Nominating and Corporate Governance Committee”).

At each annual meeting of stockholders, directors are elected for a full term of three years to succeed those directors whose terms are expiring. The Board, on the recommendation of the Nominating and Corporate Governance Committee of the Board (the “Nominating and Corporate Governance Committee”), has nominated Reinhard J. Ambros, Ph.D. and Josef H. von Rickenbach for re-election as Class III directors, with terms ending at the 2029 annual meeting of stockholders.

Unless otherwise instructed in the proxy, all proxies will be voted “FOR” the election of Reinhard J. Ambros, Ph.D. and Josef H. von Rickenbach to a three-year term ending at the 2029 annual meeting of stockholders, such nominees to hold office until their respective successors have been duly elected and qualified. Each of Messrs. Reinhard J. Ambros, Ph.D. and Josef H. von Rickenbach has indicated a willingness to continue to serve as a director if elected. In the event that either nominee should be unable to serve, discretionary authority is reserved for the named proxy holders to vote for a substitute or to reduce the number of directors to be elected.

Each of Messrs. Reinhard J. Ambros, Ph.D. and Josef H. von Rickenbach will be elected as a director at the Annual Meeting if he receives a plurality of the votes cast by stockholders entitled to vote at the Annual Meeting.

Nominees for Election as Class III Directors

Set forth below are the names of and certain information for each of the nominees for election as Class III directors. The information presented includes each nominee’s principal occupation and business experience for the past five or more years and the names of other public companies for which he has served as a director during the past five years.

Rein Therapeutics, Inc. | 2026 Proxy Statement 7

Reinhard J. Ambros, Ph.D. has served as a member of the Board since June 2013. From 2005 until 2017, Dr. Ambros served as global head of Novartis Venture Funds, a globally acting corporate biotechnology venture fund. Prior to that, from 1999 until 2005, he served as head of group strategic planning and as global head of business development and licensing for cardiovascular and metabolic diseases at Novartis AG, a multinational pharmaceutical company. He currently serves on the boards of several biotechnology companies in Europe and the U.S. He also served as advisor to German and Swiss Government Biotechnology Funds. Dr. Ambros received an M.S. from the University of Regensburg, Germany, and a Ph.D. in medicinal chemistry and pharmacology from the University of Regensburg, Germany. We believe Dr. Ambros is qualified to serve on the Board due to his management experience in the biotechnology sector and his service on other boards of directors.

Josef H. von Rickenbach has served as a member of the Board since June 2019. Mr. von Rickenbach has served as managing director of Stet Vision LLC, a life sciences business advisory firm, since December 2018. Mr. von Rickenbach served as a director of NextGen Acquisition Corp. II, a special purpose acquisition company, from March 2021 until its merger with Virgin Holdings, Inc. in December 2021, and as a director of NextGen Acquisition Corporation, a special purpose acquisition company, from October 2020 until its merger with Xos Inc. in August 2021. He co-founded and served as President and Chief Executive Officer of HelioVision, Inc., a biotechnology company, from April 2017 until its acquisition by Aldeyra Therapeutics, Inc. in February 2019. Previously, Mr. von Rickenbach was a founder of Parexel International Corporation, a global clinical research organization and biopharmaceutical services company, in 1982 and served as a director, chairman of the board, and Chief Executive Officer of Parexel from 1983 until the company’s acquisition by Pamplona Capital Management, LLP in September 2017. Mr. von Rickenbach received an M.B.A. from Harvard Business School and a B.A. in business economics from the University of Applied Sciences in Lucerne, Switzerland. We believe Mr. von Rickenbach is qualified to serve on the Board due to his management experience in the biotechnology sector, his decades of experience in drug development, and his service on other boards of directors.

Board Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF Reinhard J. Ambros, Ph.D. and Josef H. von Rickenbach AS CLASS III DIRECTORS.

Rein Therapeutics, Inc. | 2026 Proxy Statement 8

CORPORATE GOVERNANCE POLICIES AND PRACTICES

General

The Board believes that good corporate governance is important to ensure that the Company is managed for the long-term benefit of stockholders. This section describes key corporate governance guidelines and practices that the Board has adopted. Complete copies of our Corporate Governance Guidelines, committee charters and Code of Business Conduct and Ethics available on the “Investors & Media—Governance” section of our website, which is located at www.reintx.com. Alternatively, you can request a copy of any of these documents by writing to us at Rein Therapeutics, Inc., 12407 N. Mopac Expy. Suite 250 #390, Austin, Texas 78758, Attention: Brian Windsor, Ph.D., President and Chief Executive Officer.

Corporate Governance Guidelines

The Board has adopted Corporate Governance Guidelines to assist in the exercise of its duties and responsibilities and to serve the best interests of the Company and our stockholders. These guidelines, which provide a framework for the conduct of the Board’s business, provide that:

•
the principal responsibility of the Board is to oversee our management;
•
a majority of the members of the Board must be independent directors, unless otherwise permitted by the Nasdaq Stock Market (“Nasdaq”) rules;
•
the independent directors meet at least twice a year in executive session;
•
directors have full and free access to management and, as necessary and appropriate, independent advisors;
•
the Nominating and Corporate Governance Committee will oversee an annual self-evaluation of the Board to determine whether it and its committees are functioning effectively; and
•
new directors participate in an orientation program and all directors are expected to participate in continuing director education on an ongoing basis.

Board Leadership Structure

Our Corporate Governance Guidelines provide that the Nominating and Corporate Governance Committee shall periodically assess the Board’s leadership structure, including whether the offices of Chief Executive Officer and Chair of the Board should be separate. Our guidelines provide the Board with flexibility to determine whether the two roles should be combined or separated based upon our needs and the Board’s assessment of its leadership from time to time. We currently separate the roles of Chief Executive Officer and the Chair of the Board. Separating the duties of the Chair of the Board from the duties of the Chief Executive Officer allows our Chief Executive Officer to focus on our day-to-day business, while allowing the Chair of the Board to lead the Board in its fundamental role of providing advice to and independent oversight of management. Specifically, the Chair of the Board presides over meetings of the Board, facilitates communications between management and the Board, and assists with other corporate governance matters.

The Board has three standing committees that currently consist of, and are chaired by, independent directors. The Board delegates substantial responsibilities to the committees, which then report their activities and actions back to the full Board. We believe that the independent committees of the Board and their chairpersons promote effective independent governance. We believe this structure represents an appropriate allocation of roles and responsibilities for the Company at this time because it strikes an effective balance between management and independent leadership participation in our Board proceedings.

The Board oversees our risk management processes directly and through its committees. Our management is responsible for risk management on a day-to-day basis. The role of the Board and its committees is to oversee the risk management activities of management. The Board fulfills this duty by discussing with management the policies and practices utilized by management in assessing and managing risks and providing input on those policies and practices. In general, the Board oversees risk management activities relating to business strategy, acquisitions, capital allocation, organizational structure and certain operational risks; the Audit Committee oversees risk management activities related to financial controls, legal and compliance risks and cybersecurity risks; the Compensation Committee oversees risk management activities relating to our compensation policies and practices; and the Nominating and Corporate Governance Committee oversees risk management activities relating to the composition of the Board and management succession planning. Each committee reports to the full Board on a regular basis, including reports with respect to the committee’s risk oversight activities as appropriate. In addition, since risk issues often overlap, committees from time to time request that the full Board discuss particular risks.

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Board Determination of Independence

Applicable Nasdaq rules require a majority of a listed company’s board of directors to be comprised of independent directors within one year of listing. In addition, the Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and compensation committee members must also satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act. Under applicable Nasdaq rules, a director will only qualify as an “independent director” if, in the opinion of the listed company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries. In order to be considered independent for purposes of Rule 10C-1, the board must consider, for each member of a compensation committee of a listed company, all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: the source of compensation of the director, including any consulting, advisory or other compensatory fee paid by such company to the director; and whether the director is affiliated with the company or any of its subsidiaries or affiliates.

Based upon information requested from and provided by each director concerning his background, employment and affiliations, including family relationships, the Board believes that each director, with the exception of Dr. Windsor, is an “independent director” as defined under applicable Nasdaq rules, including, in the case of all the members of the Audit Committee, the independence criteria set forth in Rule 10A-3 under the Exchange Act, and in the case of all the members of the Compensation Committee, the independence criteria set forth in Rule 10C-1 under the Exchange Act. In making such determination, the Board considered the relationships that each such non-employee director has with the Company and all other facts and circumstances that the Board deemed relevant in determining his independence, including the beneficial ownership of our capital stock by each non-employee director. Dr. Windsor is not an independent director under these rules because Dr. Windsor is our President and Chief Executive Officer.

Board of Director Meetings and Attendance

The Board held eight meetings during the year ended December 31, 2025. During 2025, each of our incumbent directors attended at least 75% of the aggregate of the number of meetings held by the Board during the period which the person has been a director and the number of meetings held by all committees of the Board on which such director then served (during the periods that such person served). Our Corporate Governance Guidelines provide that directors are expected to attend our annual meeting of stockholders. Four of our directors then in office attended the 2025 annual meeting of stockholders.

Communicating with our Directors

The Board provides a process for stockholders to send communications to the Board. Any interested party with concerns about the Company may report such concerns to the Board, or the Chair of the Board, or otherwise the Chair of the Nominating and Corporate Governance Committee, by submitting a written communication to the attention of such director at the following address:

c/o Rein Therapeutics, Inc.

12407 N. Mopac Expy. Suite 250 #390

Austin, Texas 78758

You may submit your concern anonymously or confidentially by postal mail. You may also indicate whether you are a stockholder, customer, supplier, or other interested party.

A copy of any such written communication may also be forwarded to our legal counsel, and a copy of such communication may be retained for a reasonable period of time. The director may discuss the matter with our legal counsel, with independent advisors, with non-management directors, or with our management, or may take other action or no action as the director determines in good faith, using reasonable judgment and discretion.

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Communications may be forwarded to all directors if they relate to important substantive matters and include suggestions or comments that may be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances, and matters as to which we tend to receive repetitive or duplicative communications.

The Audit Committee oversees the procedures for the receipt, retention, and treatment of complaints received by us regarding accounting, internal accounting controls, or audit matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting, internal accounting controls, or auditing matters. We have also established a toll-free telephone number for the reporting of such activity, which is 866-869-5217.

Continuing Directors

A brief description of the background of each of our continuing Class I Directors and Class II Director, together with a summary of the experience, qualifications, attributes and skills that supported our Board of Directors’ determination that such individual should serve as a director, is set forth below.

Similar information has been provided under “Proposal 1 — Election of Class III Directors—Nominees for Election as Class III Directors” above for each of Reinhard J. Ambros, Ph.D. and Josef H. von Rickenbach, as nominees for election as Class III Directors at the Annual Meeting.

Class I Directors (Term Expires at 2027 Annual Meeting of Stockholders)

Brian Windsor, Ph.D. has served as our President, Chief Executive Officer, and as a member of the Board since March 2024. Prior to becoming President and Chief Executive Officer, Dr. Windsor served as our President and Chief Operating Officer from October 2023 to March 2024. From July 2013 to October 2023, Dr. Windsor served as President, Chief Executive Officer and a director of Lung Therapeutics, Inc. (“Lung”) until the closing of our acquisition of Lung in October 2023 (the “Lung Acquisition”). From September 2019 to March 2022, Dr. Windsor served as a director and the Chief Science Officer of TFF Pharmaceuticals, Inc., a public biopharmaceutical company that Lung spun out into an independent company. From January 2018 to March 2022, Dr. Windsor provided consulting services to TFF Pharmaceuticals, Inc. in the areas of science and technology. From November 2009 to March 2013, Dr. Windsor served as President of Enavail, LLC, a specialty pharmaceutical manufacturing company, where he oversaw all aspects of the company’s pharmaceutical drug development. Before joining Enavail, Dr. Windsor directed portfolio company management for Emergent Technologies, Inc., an early-stage technology venture creation and management company, where he served as managing director or president for ten portfolio companies. Dr. Windsor holds a B.S. and a Ph.D. in molecular biology from The University of Texas at Austin. We believe Dr. Windsor is qualified to serve on the Board due to his extensive knowledge of our Company, scientific knowledge, and extensive management and financial experience in the life sciences industry.

Alan A. Musso has served as a member of the Board since October 2023. Since August 2023, Mr. Musso has served as the chief financial officer of Fulcrum Therapeutics, a public clinical-stage biopharmaceutical company focused on improving the lives of patients with genetically defined rare diseases in areas of high unmet medical need. Previously, he served as the chief financial officer of ReViral Ltd. from October 2019 until September 2022, a privately held, clinical-stage biopharmaceutical company focused on discovering, developing, and commercializing novel antiviral therapeutics that target respiratory syncytial virus (RSV), that was acquired by Pfizer Inc. in June 2022. Prior to ReViral, from September 2018 to September 2019, Mr. Musso was the chief financial officer and treasurer at Peloton Therapeutics Inc., a company focused on the development of novel small molecule therapeutic candidates for the treatment of cancer. While at Peloton, Mr. Musso helped to prepare the company for an initial public offering until the company was acquired by Merck & Co. in July 2019. Prior to Peloton, from November 2014 to August 2018, Mr. Musso served as the chief financial officer and treasurer at Bellicum Pharmaceuticals, Inc., a public biotechnology company focused on discovering and developing novel, controllable cellular immunotherapies for various forms of cancer. Prior to Bellicum, from February 2002 to November 2014, Mr. Musso served in various positions at Targacept, Inc., a public biopharmaceutical company. Mr. Musso spent the early part of his career as a senior internal auditor for Pfizer as well as a certified public accountant for KPMG International. Mr. Musso served as a member of the board of directors of Lung from April 2022 until the closing of the Lung Acquisition in October 2023. Mr. Musso holds a B.S. in accounting from Saint Mary’s College of California, and a Master’s Degree from the Thunderbird School of Global Management. We believe Mr. Musso is qualified to serve on the Board due to his extensive management and financial experience in the life sciences industry.

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Class II Director (Term Expires at 2028 Annual Meeting of Stockholders)

William C. Fairey has served as a member of the Board since October 2023. Mr. Fairey has served as a board member of KalVista (KALV) since 2024. Mr. Fairey served as executive vice president and chief commercial officer of MyoKardia, Inc., a clinical-stage biopharmaceutical company discovering and developing targeted therapies for the treatment of serious cardiovascular diseases, from January 2019 to November 2020 prior to its acquisition by Bristol Myers Squibb in October 2020. Prior to MyoKardia, from January 2018 to January 2019, Mr. Fairey served as executive vice president and chief operating officer of ChemoCentryx, Inc., a public biopharmaceutical company focused on discovering, developing and commercializing orally administered therapeutics to treat autoimmune diseases, inflammatory disorders and cancer. During that time, Mr. Fairey was responsible for the sales, marketing, medical affairs and market access functions, including commercialization of late stages compounds. Prior to ChemoCentryx, Mr. Fairey served in various roles at Actelion Pharmaceuticals Ltd., a pharmaceutical company, and its subsidiaries, from January 2001 to December 2017. Actelion was acquired by Johnson & Johnson in 2017. Mr. Fairey has served on the board of directors of Mirum Pharmaceuticals, Inc., a public biopharmaceutical company focused on the identification, acquisition, development and commercialization of novel therapies for debilitating rare and orphan diseases, since August 2021 and on the board of directors of Ascendis Pharma A/S, a public biopharmaceutical company organized under the laws of the Kingdom of Denmark, since August 2022. Mr. Fairey served as a member of the board of directors of Lung from August 2021 until the closing of the Lung Acquisition. Mr. Fairey holds a B.S. in biology from the University of Oregon and an M.B.A. from Saint Mary’s College of California. We believe Mr. Fairey is qualified to serve on the Board due to his significant experience in the life sciences industry and his experience on corporate boards of public companies.

Committees of the Board of Directors

We have established an Audit Committee in accordance with Section 3(a)(58)(A) of the Exchange Act, a Compensation Committee, and a Nominating and Corporate Governance Committee. Each of these committees operates under a charter that has been approved by the Board. A copy of each committee’s charter can be found under the “Investors & Media—Governance” section of our website, located at www.reintx.com.

Audit Committee

The current members of the Audit Committee are Reinhard J. Ambros, Ph.D., Alan A. Musso, and Josef H. von Rickenbach. Mr. Musso serves as Chair of the Audit Committee. In 2025, the Audit Committee met four times. The Audit Committee’s responsibilities include:

•
appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;
•
overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of reports from that firm;
•
reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures;
•
monitoring our internal control over financial reporting, disclosure controls, and procedures, and code of business conduct and ethics;
•
overseeing our internal audit function, if any;
•
discussing our risk assessment and risk management policies;
•
establishing policies regarding hiring employees from our independent registered public accounting firm and procedures for the receipt and retention of accounting-related complaints and concerns;
•
meeting independently with our internal auditing staff, if any, our independent registered public accounting firm and management;
•
reviewing and approving or ratifying any related person transactions; and
•
preparing the audit committee report required by the SEC rules.

All audit and non-audit services, other than de minimis non-audit services, to be provided to us by our independent registered public accounting firm must be approved in advance by the Audit Committee.

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The Board has determined that Mr. Musso is an “audit committee financial expert” as defined in applicable SEC rules and that each of the members of the Audit Committee possesses the financial sophistication required for audit committee members under Nasdaq rules. We believe that the composition of the Audit Committee meets the requirements for independence under current Nasdaq and SEC rules and regulations.

Compensation Committee

The current members of the Compensation Committee are Dr. Ambros, William C. Fairey, and Mr. Musso. Dr. Ambros serves as the Chair of the Compensation Committee. In 2025, the Compensation Committee met once. The Compensation Committee’s responsibilities include:

•
reviewing and approving or making recommendations to the Board concerning the compensation of our chief executive officer and our other executive officers;
•
overseeing an evaluation of our senior executives;
•
reviewing and making recommendations to the Board concerning our incentive-compensation and equity-based compensation plans;
•
overseeing and administering our equity-based plans;
•
reviewing and making recommendations to the Board concerning director compensation;
•
reviewing and discussing annually with management our “Compensation Discussion and Analysis” disclosure if and to the extent then required by SEC rules; and
•
preparing the compensation committee report if and to the extent required by SEC rules.

The Compensation Committee may delegate to one or more executive officers the power to grant options or other stock awards pursuant to our incentive plans to employees of the Company who are not executive officers or Senior Vice Presidents.

We believe that the composition of the Compensation Committee meets the requirements for independence under current Nasdaq and SEC rules and regulations.

Nominating and Corporate Governance Committee

The current members of the Nominating and Corporate Governance Committee are Mr. Fairey and Mr. von Rickenbach. Mr. Fairey serves as the Chair of the Nominating and Corporate Governance Committee. In 2025, the Nominating and Corporate Governance Committee met once. The Nominating and Corporate Governance Committee’s responsibilities include:

•
individuals qualified to become members of the Board;
•
recommending to the Board the persons to be nominated for election as directors and to each of the Board’s committees;
•
developing and recommending to the Board corporate governance principles; and
•
overseeing an annual evaluation of the Board.

We believe that the composition of the Nominating and Corporate Governance Committee meets the requirements for independence under current Nasdaq rules and regulations.

Director Nomination Process

The process followed by the Nominating and Corporate Governance Committee to identify and evaluate director candidates includes requests to Board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the Nominating and Corporate Governance Committee and the Board.

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Criteria

In considering whether to recommend to the Board any particular candidate for inclusion in the Board’s slate of recommended director nominees, including candidates recommended by stockholders, the Nominating and Corporate Governance Committee applies the criteria set forth in our Corporate Governance Guidelines. The Nominating and Corporate Governance Committee believes that the Board, taken as a whole, should embody a broad range of skills, experiences and backgrounds. In this regard, the Nominating and Corporate Governance Committee considers a wide range of criteria when determining and assessing director candidates, including the candidate’s integrity, business acumen, knowledge of our business and industry, the ability to act in the interests of all stockholders and lack of conflicts of interest. The Nominating and Corporate Governance Committee does not make any particular weighting of any particular criteria or characteristic in evaluating nominees and directors.

Stockholder Nominations

Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials and a statement as to whether the stockholder or group of stockholders making the recommendation has beneficially owned more than 5% of our common stock for at least a year as of the date such recommendation is made, to Rein Therapeutics, Inc., Attention: Nominating and Corporate Governance Committee, 12407 N. Mopac Expy. Suite 250 #390, Austin, Texas 78758. Assuming that appropriate biographical and background material has been provided in accordance with the procedures set forth under the heading “Other Matters—Stockholder Proposals for our 2027 Annual Meeting”, the Nominating and Corporate Governance Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others. If the Board determines to nominate a stockholder-recommended candidate and recommends his or her election, then his or her name will be included in our proxy card for the next annual meeting of stockholders. Stockholders also have the right under our by-laws to directly nominate director candidates, without any action or recommendation on the part of the Nominating and Corporate Governance Committee or the Board, by following the procedures set forth under “Other Matters—Stockholder Proposals for our 2027 Annual Meeting.”

Insider Trading Policy

We have adopted an insider trading policy governing the purchase, sale and/or other dispositions of Company securities by our directors, officers, employees and other covered persons. We believe our Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and Nasdaq listing standards. A copy of our Insider Trading Policy is filed as Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

Anti-Hedging Policy

Our Insider Trading Policy also expressly prohibits all of our employees, including our named executive officers (“NEOs”), as well as our directors, from engaging in speculative transactions in our stock, including short sales, puts/calls, hedging transactions and margin accounts or pledges.

Clawback Policy

In November 2023, we adopted a “clawback policy” compliant with Nasdaq listing standards which provides that, in the event that we are required to prepare an accounting restatement for periods ending on or after October 2, 2023, we will attempt to recover from our current or former executive officers the pre-tax amount of incentive-based compensation in excess of what would have been paid to such executive officer after giving effect to the accounting restatement during the three completed fiscal years immediately preceding the earlier of (i) the date the Board, or a committee of the Board, or the officer or officers of the Company authorized to take such action if board action is not required, concludes, or reasonably should have concluded, that the Company is required to prepare an accounting restatement, or (ii) the date a court, regulator, or other legally authorized body directs the company to prepare an accounting restatement. For purposes of the policy, incentive-based compensation means any compensation that is granted, earned or vested based wholly or in part upon the attainment of any measures determined and presented in accordance with the accounting principles used in preparing the Company’s financial statements, and any measures that are derived wholly or in part from such measures (whether or not such measures are presented within the company’s financial statements or included in a filing made with the SEC); stock price; and total stockholder return. If the incentive-based compensation is based on our stock price or total stockholder return and the amount of excess incentive-based compensation is not calculable directly from the information in an accounting restatement, the amount recovered shall be based on a reasonable estimate of the effect of the accounting restatement on the stock price or total stockholder return upon which the incentive-based compensation was received.

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Compensation Committee Interlocks and Insider Participation

None of our executive officers serves, or in the past have served, as a member of the board of directors or compensation committee, or other committee serving an equivalent function, of any entity that has one or more executive officers who serve as members of the Board or the Compensation Committee. None of the members of the Compensation Committee is, or ever has been, an officer or employee of the Company.

Code of Business Conduct and Ethics

We have adopted a written Code of Business Conduct and Ethics that applies to our directors, officers and employees, including our principal executive officer and principal financial officer. A copy of our Code of Business Conduct and Ethics is available on the “Investors & Media—Governance” section of our website, which is located at www.reintx.com. The Board is responsible for overseeing the code of business conduct and ethics and must approve any waivers of the code for directors and officers. If we make any substantive amendments to, or grant any waivers from, our Code of Business Conduct and Ethics for any officer or director, we will disclose the nature of such amendment or waiver on our website or in a Current Report on Form 8-K.

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Proposal 2

APPROVAL TO INCREASE AUTHORIZED SHARES OF COMMON STOCK

Introduction

The Board has adopted resolutions setting forth and declaring advisable an amendment to our restated certificate of incorporation, increasing the number of authorized shares of the Company’s common stock from 100,000,000 to 200,000,000. A draft of the proposed amendment is attached to this Proxy Statement as Appendix A.

Our restated certificate of incorporation currently authorizes the issuance of up to 100,000,000 shares of common stock, $0.001 par value per share and 5,000,000 shares of preferred stock, $0.001 par value per share. The current level of authorized capital has been in place since February 2024. As of May 13, 2026, we had 85,539,032 shares of common stock outstanding and 13,395,836 shares reserved for issuance for the exercise of outstanding warrants, stock options and vesting of outstanding restricted stock units. Accordingly, as of May 13, 2026, we have only 1,065,132 authorized shares of common stock that are unissued and unreserved and, therefore, available for issuance. In addition, 12,232,000 shares of common stock shall become available for issuance upon conversion of our Series X non-voting convertible preferred stock subject to our stockholders’ approval of Proposal 2. See “Transactions with Related Persons - April 2026 Bios Letter Agreement”.

As noted above under “Questions and Answers About the Annual Meeting and Voting,” we believe that in the case of shares held by a broker, bank or other agent for a beneficial owner who has not provided instructions to such agent, the broker, bank or other agent will have discretionary authority to vote the shares for approval of the proposal to amend the our restated certificate of incorporation to effect an increase in the number of authorized shares of our common stock from 100,000,000 to 200,000,000.

Proposal

The Board believes that it is in the best interest of the Company to increase the number of authorized shares of common stock in order to give us greater flexibility in considering and planning for future corporate needs, including, but not limited to, stock dividends, grants under equity compensation plans, stock splits, financings, potential strategic transactions, including mergers, acquisitions, and business combinations, as well as other general corporate transactions. The Board believes that additional authorized shares of common stock will enable us to take timely advantage of market conditions and favorable financing and acquisition opportunities that become available to us without the delay and expense associated with convening a special meeting of our stockholders.

Except as otherwise required by law or the rules of the NASDAQ Capital Market, the newly authorized shares of common stock will be available for issuance at the discretion of the Board (without further action by our stockholders) for various future corporate needs, including those outlined above. While adoption of Proposal 2 will not have any immediate dilutive effect on the proportionate voting power or other rights of our existing stockholders, any future issuance of additional authorized shares of our common stock may, among other things, dilute the earnings per share of the common stock and the equity and voting rights of those holding common stock at the time the additional shares are issued.

In addition to the corporate purposes mentioned above, an increase in the number of authorized shares of our common stock may make it more difficult to, or discourage an attempt to, obtain control of the Company by means of a takeover bid that the Board determines is not in the best interest of the Company and our stockholders. However, the Board does not intend or view the proposed increase in the number of authorized shares of our common stock as an anti-takeover measure and is not aware of any attempt or plan to obtain control of the Company.

Any newly authorized shares of our common stock will be identical to the shares of common stock now authorized and outstanding. The adoption of Proposal 2 will not affect the rights of current holders of our common stock. Holders of shares of our common stock are entitled to one vote per share on all matters to be voted upon by the stockholders generally. Stockholders are entitled to receive such dividends as may be declared from time to time by the Board out of funds lawfully available therefor, and in the event of dissolution or liquidation of the Company to share all assets available for distribution to the stockholders, subject to any preferential or other rights of any then outstanding preferred stock. The holders of shares of our common stock have no preemptive, conversion, subscription rights or cumulative voting rights.

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The affirmative vote of the stockholders representing a majority of the votes cast on Proposal 2 is required to approve and adopt an amendment to our restated certificate of incorporation to increase the number of authorized shares of common stock from 100 million shares to 200 million shares. If the proposed amendment to our restated certificate of incorporation is approved by the stockholders, the proposed amendment will become effective upon filing the certificate of amendment to the restated certificate of incorporation with the Delaware Secretary of State, which the Company intends to file promptly following the Annual Meeting if the requisite votes are obtained.

Board Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL TO ADOPT AN AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION TO INCREASE AUTHORIZED SHARES OF COMMON STOCK.

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Proposal 3

Ratification of the Appointment of Independent Registered Public Accounting Firm

The Audit Committee of the Board (the “Audit Committee”) appointed the firm of CBIZ CPAs P.C. (“CBIZ”), an independent registered public accounting firm, as independent auditors for the fiscal year ended December 31, 2025. The Audit Committee has further appointed CBIZ as independent auditors for the fiscal year ending December 31, 2026 and has directed that management submit the appointment of CBIZ as our independent registered public accounting firm for ratification by the stockholders at the Annual meeting.

Although stockholder approval of the Audit Committee’s appointment of CBIZ as independent registered public accounting firm for the fiscal year ending December 31, 2026 is not required by our governing documents, state law or otherwise, the Board believes that it is advisable to give stockholders an opportunity to ratify this appointment as a matter of good corporate governance. If this proposal is not approved at the Annual Meeting, the Audit Committee may reconsider its appointment of CBIZ. Even if the appointment of CBIZ is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time if it is determined that such a change would be in the best interests of the Company. CBIZ has no direct or indirect material financial interest in the Company or its subsidiaries.

Representatives of CBIZ are expected to attend the Annual Meeting and will have the opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions from our stockholders.

Board Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF CBIZ CPAS P.C. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026.

Changes in Registrant’s Certifying Accountant

Prior to the appointment of CBIZ, Marcum LLP (“Marcum”) served as our independent registered public accounting firm. On April 16, 2025, we were notified by Marcum that Marcum resigned as our independent registered public accounting firm. On November 1, 2024, CBIZ acquired the attest business of Marcum. On April 16, 2025, our Audit Committee approved the engagement of CBIZ as our independent registered public accounting firm, effective immediately.

The reports of Marcum to our financial statements for the fiscal year ended December 31, 2024 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. The report included an explanatory paragraph indicating that there was substantial doubt about the Company’s ability to continue as a going concern.

During the year ended December 31, 2024 and through April 16, 2025, the date of resignation, there were (i) no “disagreements”, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions, between Marcum and us on any matter of accounting principles or practices, financial statement disclosure, or audit scope or procedures, which disagreements, if not resolved to Marcum’s satisfaction, would have caused Marcum to make reference in connection with its opinion to the subject matter of the disagreement, and (ii) no “reportable events”, as that term is described in Item 304(a)(1)(v) of Regulation S-K and the related instructions, except for the identified material weaknesses previously reported in our Annual Report on Form 10-K for the years ended December 31, 2024. The material weakness identified in our Annual Report on Form 10-K for the year ended December 31, 2024 related to the (i) lack of sufficient accounting and supervisory personnel to maintain appropriate segregation of duties relating to user access of the financial accounting system and who have the appropriate level of technical accounting experience and training, (ii) lack of evidence over reviews of account reconciliations and supporting schedules, and (iii) lack of adequate procedures and controls to ensure that accurate financial statements could have been prepared and reviewed on a timely basis for annual reporting purposes. The Audit Committee has discussed these matters with Marcum. We have authorized Marcum to fully respond to any inquiries of the successor independent registered accounting firm concerning these matters.

During the year ended December 31, 2024 and the subsequent interim period from January 1, 2025 to April 16, 2025, neither we nor anyone on our behalf have consulted with CBIZ with respect to either (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, and neither a written report nor oral advice was provided to us that CBIZ concluded was an important factor considered

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by us in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Audit Fees and Services

The following table summarizes the fees of CBIZ and Marcum for the fiscal years ended December 31, 2025 and 2024, respectively. All such services and fees were pre-approved by the Audit Committee in accordance with the “Pre-Approval Policies and Procedures” described below.

Fee Category	2025	2024
Audit Fees(1)	$443,225	$455,775
All Other Fees(2)	$105,000	$244,625
Total Fees	$548,225	$700,400

(1)
“Audit Fees” consist of fees for the audit of our annual financial statements, the review of the interim financial statements included in our quarterly reports on Form 10-Q and other professional services provided in connection with regulatory filings or engagements.
(2)
“All Other Fees” consists of fees related to services that are normally provided in connection with registration statements and with our at-the-market offering.

Pre-Approval Policies and Procedures

The Audit Committee has adopted procedures requiring the pre-approval of all non-audit services performed by our independent registered public accounting firm in order to assure that these services do not impair the auditor’s independence. These procedures generally approve the performance of specific services subject to a cost limit for all such services. This general approval is to be reviewed, and if necessary modified, at least annually. Management must obtain the specific prior approval of the Audit Committee for each engagement of the independent registered public accounting firm to perform other audit-related or other non-audit services. The Audit Committee does not delegate its responsibility to approve services performed by the independent registered public accounting firm to any member of management. The Audit Committee has delegated authority to the Chair of the Audit Committee to pre-approve any audit or non-audit service to be provided to us by our independent registered public accounting firm provided that the fees for such services do not exceed $100,000. Any approval of services by the Chair of the Audit Committee pursuant to this delegated authority must be reported to the Audit Committee at the next meeting of the committee.

The standard applied by the Audit Committee, or the Chair of the Audit Committee, in determining whether to grant approval of any type of non-audit service, or of any specific engagement to perform a non-audit service, is whether the services to be performed, the compensation to be paid therefore and other related factors are consistent with the independent registered public accounting firm’s independence under guidelines of the SEC and applicable professional standards. Relevant considerations include whether the work product is likely to be subject to, or implicated in, audit procedures during the audit of our financial statements, whether the independent registered public accounting firm would be functioning in the role of management or in an advocacy role, whether the independent registered public accounting firm’s performance of the service would enhance our ability to manage or control risk or improve audit quality, whether such performance would increase efficiency because of the independent registered public accounting firm’s familiarity with our business, personnel, culture, systems, risk profile and other factors, and whether the amount of fees involved, or the non-audit services portion of the total fees payable to the independent registered public accounting firm in the period would tend to reduce the independent registered public accounting firm’s ability to exercise independent judgment in performing the audit.

Rein Therapeutics, Inc. | 2026 Proxy Statement 19

Proposal 4

Advisory Vote to Approve the Compensation of our Named Executive Officers

In accordance with Section 14A of the Exchange Act and the related rules of the SEC, we are providing our stockholders with the opportunity to vote to approve, on an advisory, non-binding basis, the compensation of the executive officers named in the Summary Compensation Table under “Executive Officers and Compensation,” who we refer to as our “NEOs.”

Section 14A of the Exchange Act requires that stockholders have the opportunity to cast an advisory vote with respect to whether future executive compensation advisory votes will be held every one, two or three years. At the 2023 annual meeting of stockholders held on February 28, 2024, our stockholders, on a non-binding advisory basis, voted in favor of “1 Year” for the frequency of future advisory votes to approve NEO compensation.

Based on the results of the vote, and consistent with the Board’s recommendation, we plan to hold a non-binding advisory vote on the compensation of our NEOs every one year until the next required non-binding advisory vote on the frequency of such votes, which is anticipated to occur no later than the 2029 annual meeting of stockholders.

Our executive compensation programs are designed to attract, motivate, and retain our executive officers, who are critical to our success. Under these programs, our executive officers are rewarded for the achievement of our near-term and longer-term financial and strategic goals and for driving corporate financial performance and stability. The programs contain elements of cash and equity-based compensation and are designed to align the interests of our executive officers with those of our stockholders.

The “Executive Officers and Compensation” section of this Proxy Statement describes our executive compensation programs and the decisions made by the Compensation Committee and the Board with respect to the year ended December 31, 2025. Our executive compensation program embodies a pay-for-performance philosophy that supports our business strategy and aligns the interests of our executives with our stockholders.

The Board believes the link between compensation and the achievement of our near- and long-term business goals can help drive our performance over time. At the same time, we believe our compensation programs do not encourage excessive risk-taking by management.

The Board is asking stockholders to approve a non-binding advisory vote on the following resolution:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the NEOs, as disclosed in the Company’s Proxy Statement for the 2026 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the U.S. Securities and Exchange Commission, including the Summary Compensation Table and the other related tables and disclosure included in the Proxy Statement.”

As an advisory vote, this proposal is not binding. The outcome of this advisory vote does not overrule any decision by the Company or the Board (or any committee thereof), create or imply any change to the fiduciary duties of the Company or the Board (or any committee thereof), or create or imply any additional fiduciary duties for the Company or the Board (or any committee thereof). However, the Compensation Committee and the Board value the opinions expressed by our stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for NEOs.

Board Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

Rein Therapeutics, Inc. | 2026 Proxy Statement 20

EXECUTIVE OFFICERS AND COMPENSATION

Executive Officers

The following table sets forth the name, age and position of each of our executive officers.

Name	Age	Position(s)
Brian Windsor, Ph.D.*	60	President, Chief Executive Officer and Director
Timothy M. Cunningham**	64	Interim Chief Financial Officer

* Dr. Windsor is a member of our board of directors. See “Corporate Governance Policies and Practices—Continuing Directors—Class I Directors” for more information about Dr. Windsor.

** Mr. Cunningham is not directly compensated by the Company for his services as our Interim Chief Financial Officer.

Timothy M. Cunningham has served as our Interim Chief Financial Officer since May 2024. Since September 2020, Mr. Cunningham has served as chief financial officer consultant at Danforth Advisors, LLC, a national consulting firm providing financial, accounting and reporting services to the life science industry. Mr. Cunningham has served as Chief Financial Officer for Neuphoria Therapeutics, Inc. (formerly Bionomics Limited) since May 2023, and he previously served as Acting Chief Financial Officer for Peak Bio, Inc. from September 2022 to January 2024 and for SAB Biotherapeutics, Inc. from October 2020 to December 2021. Prior to joining Danforth, Mr. Cunningham served as Chief Financial Officer at Organogenesis from July 2016 to August 2020. Prior to joining Organogenesis, Mr. Cunningham held leadership positions with several different public and private companies over the course of his career, which began at KPMG LLP followed by PricewaterhouseCoopers LLP. Mr. Cunningham holds an MBA from Boston University, a BS in Accounting from Boston College and is a CPA in the state of Florida.

Executive Compensation

This section discusses the material elements of our executive compensation policies for our NEOs and the most important factors relevant to an analysis of these policies. Our NEOs for the fiscal year ended December 31, 2025 were as follows:

•
Brian Windsor, our President and Chief Executive Officer; and
•
Timothy M. Cunningham, our Interim Chief Financial Officer.

In addition, this section provides qualitative information regarding the manner and context in which compensation is awarded to and earned by our NEOs and is intended to place in perspective the data presented in the following tables and the corresponding narrative.

Summary Compensation Table

The following table sets forth information regarding compensation awarded to, earned by or paid to our NEOs during the years indicated.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Option Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Brian Windsor, Ph.D.(4)	2025	575,000	287,500	—	20,195	882,695
President and Chief Executive Officer	2024	506,250	227,812	1,006,901	19,358	1,760,321
Timothy M. Cunningham(5)	2025	433,940	—	—	—	433,940
Interim Chief Financial Officer	2024	275,600	—	—	—	275,600

(1)
Unless otherwise noted, the amounts reported in the “Bonus” column represent discretionary annual cash bonuses awarded to our NEOs for service during the year referenced, although paid in the following year.
(2)
The amounts reported in the “Options Awards” column reflect the aggregate grant date fair value of share-based compensation awarded during the year computed in accordance with the provisions of Financial Accounting Standards Board (“FASB”) Accounting Codification (“ASC”), Topic 718. See Note 10 to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025 regarding assumptions underlying the valuation of equity awards.

Rein Therapeutics, Inc. | 2026 Proxy Statement 21

(3)
Unless otherwise noted, the amounts represent Health Savings Account (“HSA”) contributions, the dollar value of group life insurance paid with respect to life insurance and Company contributions under the 401(k) match program described below in the section entitled “401(k) Retirement Plan” for the NEOs consistent with those provided to all of our employees.
(4)
Dr. Windsor was elected as our President and Chief Operating Officer, effective as of October 31, 2023 and was elected as our President and Chief Executive Officer, effective as of March 11, 2024.
(5)
Mr. Cunningham was appointed as our Interim Chief Financial Officer, effective as of May 16, 2024.

Narrative Disclosure to Summary Compensation Table

We review compensation for our executive officers annually. The material terms of the elements of our executive compensation program for 2025 are described below.

The Compensation Committee sets base salaries and bonus targets, and grants bonuses and equity incentive awards to our executive officers. In setting base salaries and bonus targets and granting equity incentive awards, the Compensation Committee considers compensation for comparable positions in the market, the historical compensation levels of our executives, individual and corporate performance as compared to our expectations and objectives, our desire to motivate our employees to achieve short- and long-term results that are in the best interests of our stockholders, and make a long-term commitment to the Company. In granting bonuses, the Compensation Committee considers corporate and individual performance.

As part of our annual compensation process, our President and Chief Executive Officer prepares performance evaluations for the other executive officers and recommends annual salary increases, annual stock option awards and cash bonuses to the Compensation Committee. The Compensation Committee conducts a performance evaluation of our President and Chief Executive Officer. The Compensation Committee consults with the Board as to the achievement of corporate objectives that drive compensation awards.

In August 2024, the Compensation Committee engaged Radford as its independent compensation consultant to provide comparative data on executive and director compensation practices in our industry and assess our executives’ and directors’ compensation relative to comparable companies for 2024.

Base Salary

We use base salaries to recognize the experience, skills, knowledge and responsibilities required of all our employees, including our NEOs. None of our NEOs is currently party to an employment agreement or other agreement or arrangement that provides for automatic or scheduled increases in base salary.

On November 12, 2024, based upon comparative data on executive compensation provided by Radford, the Board, upon recommendation by the Compensation Committee, increased Dr. Windsor’s annual base salary to $575,000, effective as of December 1, 2024.

Cash Incentives

The Compensation Committee awards annual performance-based cash bonuses to our executive officers for up to a specific percentage of salary as a vehicle to reward achievement of value-driving milestones and recognize individual performance.

Pursuant to the terms of his employment agreement, Dr. Windsor had bonus targets of 50%, 50% and 45% of his annual base salary for 2024 based on performance against goals and at the discretion of the Board.

On November 12, 2024, the Board, upon recommendation of the Compensation Committee, increased Dr. Windsor’s target performance-based cash bonus to 50% of his annual base salary for 2024.

On January 31, 2025, the Board, upon recommendation of the Compensation Committee, determined to award a cash bonus of $227,812 to Dr. Windsor for his performance in 2024. In addition, the Board, upon recommendation of the Compensation Committee, determined to award a cash bonus of $287,500 to Dr. Windsor for his performance in 2025.

Rein Therapeutics, Inc. | 2026 Proxy Statement 22

Equity Incentives

Although we do not have a formal policy with respect to the grant of equity incentive awards to our executive officers, or any formal equity ownership guidelines applicable to them, we believe that equity grants provide our executives with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executive officers and our stockholders. In addition, we believe that equity grants with a time-based vesting feature promote executive retention because this feature incentivizes our executive officers to remain in our employment during the vesting period, and equity grants with a performance-based feature incentivize our executive officers to focus on what we see as key business goals. Accordingly, the Compensation Committee periodically reviews the equity incentive compensation of our executive officers and from time to time may grant equity incentive awards to them in the form of stock options.

In December 2024, the Board granted an option to purchase 517,500 shares of our common stock to Dr. Windsor in 2024. This option vests as to 25% of the shares on December 2, 2025 and thereafter in equal monthly installments through December 2, 2028.

Employment Agreement

In February 2014, Lung entered into an employment agreement with Brian Windsor, Ph.D., as amended by a letter agreement in February 2023 and as further amended by a letter agreement in October 2023. Pursuant to the employment agreement, as amended, Dr. Windsor is currently entitled to an annual base salary of $575,000 and is eligible to receive an annual bonus based on a bonus target of 50% of his annual base salary based on performance against goals and at the discretion of the Board. In addition, pursuant to the employment agreement, in the event that Dr. Windsor is terminated without cause or resigns for good reason, then, subject to the execution of a release agreement, Dr. Windsor will be eligible to receive twelve months’ base salary in the form of severance payments, less statutory deductions and withholdings, payable in the form of salary continuation.

Other Agreements

In May 2024, we entered into a consulting agreement with Danforth Advisors, LLC, pursuant to which we will pay Danforth an agreed upon hourly rate for Mr. Cunningham’s services as our Interim Chief Financial Officer and will reimburse Danforth for expenses. The consulting agreement may be terminated by the Company or Danforth with cause, upon 30 days written notice, and without cause, upon 60 days written notice.

We have also entered into employee confidentiality and inventions agreements with each of our NEOs under which each NEO has agreed to (i) protect our confidential and proprietary information and (ii) assign to us related intellectual property developed during the course of his employment.

401(k) Retirement Plan

We maintain a 401(k) retirement plan that is intended to be a tax-qualified defined contribution plan under Section 401(k) of the Internal Revenue Code. In general, all of our employees are eligible to participate, beginning on the first day of the month following commencement of their employment. The 401(k) plan includes a salary deferral arrangement pursuant to which participants may elect to reduce their current compensation by up to the statutorily prescribed limit, equal to $23,000 in 2024 and $23,500 in 2025, and have the amount of the reduction contributed to the 401(k) plan. Participants over the age of 50 are entitled to an additional catch-up contribution up to the statutorily prescribed limit, equal to $7,500 in 2024 and 2025.

In March 2021, the Compensation Committee adopted a 100% match on the first 4% of eligible compensation, retroactively effective to January 1, 2021, which remained applicable in 2024 and 2025. This was a non-voluntary contribution by the Company for 2024 and 2025 and will be a non-voluntary contribution by the Company for 2026.

Rein Therapeutics, Inc. | 2026 Proxy Statement 23

Outstanding Equity Awards at Fiscal Year End 2025

The following table sets forth information regarding outstanding equity awards held by our NEOs as of December 31, 2025:

	Option Awards
Name and Principal Position	Number of Securities Underlying Unexercised Options Exercisable (#)		Number of Securities Underlying Unexercised Options Unexercisable (#)		Option Exercise Price ($)	Option Expiration Date
Brian Windsor, Ph.D.	209,469	(1)	43,183		0.70	10/9/2027
President and Chief Executive Officer	34,736		—		0.70	3/14/2028
	317,613		—		1.17	2/25/2030
	139,900		—		1.17	2/25/2030
	170,646		—		3.87	5/9/2032
	129,375	(2)	388,125	(2)	2.85	12/2/2034
Timothy M. Cunningham	—		—		—	—
Interim Chief Financial Officer

(1)
These options were granted on October 10, 2017 and vested with respect to 209,469 shares and the remaining vesting on the first to occur of (i) a change of control in which Lung is sold for a valuation per share of greater than $1.8573 per share of common stock or (ii) the completion of an offering of Lung’s equity securities at a valuation of greater than $1.2382 per share of common stock.
(2)
These options were granted on December 2, 2024 and vest as to 25% of the shares on the one-year anniversary of the date of grant and the remaining vesting as to 2.0833% of the shares in equal monthly installments through December 2, 2028.

Pay versus Performance

The following tables and related disclosures provide information about (i) the “total compensation” of our principal executive officers (“PEOs”) and our other NEO (the “Other NEOs”) as presented in the Summary Compensation Table (the “SCT Amounts”); (ii) the “compensation actually paid” to our PEOs and our Other NEOs, as calculated pursuant to the SEC’s pay-versus-performance rules (the “CAP Amounts”); (iii) certain financial performance measures; and (iv) the relationship of the CAP Amounts to those financial performance measures.

This disclosure has been prepared in accordance with Item 402(v) of Regulation S-K under the Exchange Act and does not necessarily reflect value actually realized by the executives or how the Compensation Committee evaluates compensation decisions in light of company or individual performance. For discussion of how the Compensation Committee seeks to align pay with performance when making compensation decisions, please review the “Executive Officers and Compensation” section.

Year (a)	Summary Compensation Table Total for First PEO (b)(1)	Summary Compensation Table Total for Second PEO (b)(1)	Compensation Actually Paid to First PEO (c)(1)(2)	Compensation Actually Paid to Second PEO (c)(1)(2)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers (d)(1)	Average Compensation Actually Paid to Non-PEO Named Executive Officers (e)(1)(2)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return (f)	Net Income (Loss) (in millions) (g)
2025	$882,695	$433,940	$1,307,440	$433,940	$—	$—	$(54.85)	(49.9)
2024	$1,760,321	$1,331,919	$1,774,244	$1,159,418	$475,961	$468,839	$(2.95)	(62.9)
2023	$—	$630,735	$—	$640,513	$417,895	$421,508	$28.65	(15.7)

(1)
For 2025, our First PEO was Brian Windsor, Ph.D., our Second PEO was Timothy M. Cunningham, and there were no Other NEOs. For 2024, our First PEO was Brian Windsor, Ph.D., our Second PEO was Manuel C. Alves-Aivado, M.D., Ph.D., and our Other NEOs was Charles T. Garner. For 2023, our PEO was Manuel C. Alves-Aivado, M.D., Ph.D., and our Other NEOs were Brian Windsor, Ph.D., and D. Allen Annis, Ph.D.

Rein Therapeutics, Inc. | 2026 Proxy Statement 24

(2)
The following table describes the adjustments, each of which is required by SEC rules, to calculate the CAP Amounts from the SCT Amounts of our PEO (column (b)) and our Other NEOs (column (d)). The SCT Amounts and the CAP Amounts do not reflect the actual amount of compensation earned by or paid to our executives during the applicable years, but rather are amounts determined in accordance with Item 402 of Regulation S-K under the Exchange Act. Valuation assumptions used to calculate fair values in the following table did not materially differ from those used to calculate fair values at the time of grant as reflected in the SCT Amounts.

	2025
Adjustments	First PEO	Second PEO	Other NEOs*
SCT Amounts	$882,695	$433,940	$—
Adjustments for stock and option awards
(Subtract): Aggregate value for stock awards and option awards included in SCT for the covered fiscal year	$—	$—	$—
Add: Fair value at year end of awards granted during the covered fiscal year that were outstanding and unvested at the covered fiscal year end	$—	$—	$—
Add (Subtract): Year-over-year change in fair value at covered fiscal year end of awards granted in any prior fiscal year that were outstanding and unvested at the covered fiscal year end	$269,133	$—	$—
Add: Vesting date fair value of awards granted and vested during the covered fiscal year	$—	$—	$—
Add (Subtract): Change as of the vesting date (from the end of the prior fiscal year) in fair value of awards granted in any prior fiscal year for which vesting conditions were satisfied during the covered fiscal year	$155,612	$—	$—
CAP Amounts (as calculated)	$1,307,440	$433,940	$—

* Amounts presented are averages for the entire group of Other NEOs in each respective year. There were no Other NEOs during 2025.

Rein Therapeutics, Inc. | 2026 Proxy Statement 25

Relationship between Cap Amounts and Performance Measures

The following charts show graphically the relationships over the past three years of the CAP Amounts for our PEOs and Other NEOs as compared to our (i) cumulative total shareholder return and (ii) net income (loss).

Relationship Between NEO Compensation Actually Paid and Company TSR
$1,800,000
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$-
$40
$20
$-
$(20)
$(40)
$(60)
$(80)
$(100)
$29
$(3)
$(55)
FY2023
FY2024
FY2025
PEO #1 Comp. Actually Paid
PEO #2 Comp. Actually Paid
Avg. Other NEO's Comp. Actually Paid
Value of $100 Investment

Relationship Between NEO Compensation Actually Paid and Net Income (Loss) (in millions)
$1,800,000
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$-
$-
$(10)
$(20)
$(30)
$(40)
$(50)
$(60)
$(70)
$(16)
$(63)
$(50)
FY2023
FY2024
FY2025
PEO #1 Comp. Actually Paid
PEO #2 Comp. Actually Paid
Avg. Other NEO's Comp. Actually Paid
Net Income (Loss) (in millions)

Rein Therapeutics, Inc. | 2026 Proxy Statement 26

Director Compensation

Our non-employee directors receive compensation under our non-employee director compensation program. Under our non-employee director compensation program, we pay our non-employee directors a cash retainer for service on the Board and for service on each committee on which the director is a member. The chair of each committee and the Chair of the Board receive higher retainers for such service. These fees are payable in arrears in four equal quarterly installments on the last day of each quarter, subject to proration for any portion of such quarter that the director is not serving on the Board, on such committee or in such position. We also make initial and annual equity grants to our non-employee directors and reimburse our non-employee directors for reasonable travel and out-of-pocket expenses incurred in connection with attending the Board and committee meetings.

Non-Employee Director Compensation Program

Under our non-employee director compensation program, the fees payable to non-employee directors for service on the Board and for service on each committee of the Board on which the director is a member are as follows:

	Base	Incremental Chair	Incremental Non-Chair
Board of Directors	$40,000	$50,000	—
Audit Committee	—	$22,500	$15,000
Compensation Committee	—	$15,000	$10,000
Nominating and Corporate Governance Committee	—	$11,250	$7,500

Our non-employee directors voluntarily deferred their fees from June 2025 until post the May 2026 Financing.

In addition, under our non-employee director compensation program, each non-employee director who serves on the Board for at least six months receives an option to purchase 17,500 shares of common stock immediately following each annual meeting of stockholders. Each of these options vest in full on the earlier of the first anniversary of the grant date and the date of the next annual meeting of stockholders, subject to the non-employee director’s continued service as a director. In addition, each new member of the Board receives an option to purchase 35,000 shares of common stock upon his or her initial election to the Board. Each of these options vest in four equal annual installments from his or her election, subject to his or her continued service as a director.

We do not pay any compensation to Dr. Windsor, our President and Chief Executive Officer, in connection with his service on the Board. The compensation that we paid to Dr. Windsor is discussed earlier in this “Executive Compensation” section.

The following table sets forth information regarding compensation earned by any of our directors who served in such capacity at any time during 2025. Dr. Aivado resigned from the Board on February 16, 2026.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
Josef H. von Rickenbach	$112,500	$22,050	$134,550
Manuel C. Alves Aivado, M.D., Ph.D.	$40,000	$22,050	$62,050
Reinhard J. Ambros, Ph.D.	$70,000	$22,050	$92,050
William C. Fairey	$61,250	$22,050	$83,300
Alan A. Musso	$72,500	$22,050	$94,550

(1)
The amounts reported in the “Option Awards” column reflect the aggregate grant date fair value of stock-based compensation awarded during the year computed in accordance with the provisions of ASC Topic 718. See Note 10 to our financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 regarding assumptions underlying the valuation of equity awards.

Rein Therapeutics, Inc. | 2026 Proxy Statement 27

As of December 31, 2025, any of our directors who served in such capacity at any time during 2025 held the following stock options, including stock options assumed by us in the Lung Acquisition, all of which were granted under (a) our 2017 Stock Incentive Plan, (b) our 2021 Stock Incentive Plan, and (c) Lung’s 2013 Long-Term Incentive Plan:

Name	Option Awards
Josef H. von Rickenbach	67,350
Manuel C. Alves Aivado, M.D., Ph.D.	297,866
Reinhard J. Ambros, Ph.D.	70,100
William C. Fairey	77,739
Alan A. Musso	77,739

Policies and Practices Related to the Grant of Equity Awards

We grant stock options to our employees and directors, as applicable, on an annual basis. We may also grant stock options to individuals upon hire or promotion or for retention purposes. We currently do not grant stock appreciation rights or similar option-like instruments.

We grant stock options to our directors on an annual basis and when they are initially appointed or elected to the Board. Pursuant to the terms of our non-employee director compensation program, the annual stock option awards to directors are granted immediately following the date of each annual meeting of stockholders. For initial grants to new directors, stock options are awarded upon election to the Board.

During the last fiscal year, neither the Board nor the Compensation Committee took material nonpublic information into account when determining the timing or terms of stock options, nor did the Company time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. We did not grant stock options, stock appreciation rights or similar option-like instruments in 2025 to any NEO during any period beginning four business days before and ending one business day after the filing of any Form 10-Q or 10-K, or the filing or furnishing of a Form 8-K that discloses material nonpublic information.

Rein Therapeutics, Inc. | 2026 Proxy Statement 28

STOCK OWNERSHIP AND REPORTING

Unless otherwise provided below, the following table sets forth information regarding beneficial ownership of our shares of common stock as of May 13, 2026, by:

•
each person, or group of affiliated persons, known to us to be the beneficial owner of 5% or more of the outstanding shares of common stock;
•
each of our current directors;
•
each of our NEOs; and
•
all of our current executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to common stock. Percentage of beneficial ownership is based on 85,539,032 shares of common stock outstanding as of May 13, 2026. In addition, shares of common stock subject to options, warrants, or other rights currently exercisable or exercisable within 60 days of May 13, 2026, are deemed outstanding and beneficially owned for the purpose of computing the percentage beneficially owned by (i) the person or entity holding such options, warrants or other rights (but not any other person or entity) and (ii) the directors and executive officers as a group. Except as otherwise noted, the persons and entities in this table have sole voting and investing power with respect to all of the shares of common stock beneficially owned by them, subject to community property laws, where applicable. Except as otherwise set forth below, the address of the beneficial owner is c/o Rein Therapeutics, Inc., 12407 N. Mopac Expy. Suite 250 #390, Austin, Texas 78758.

	Total Beneficial Ownership
Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Named Executive Officers and Directors
Brian Windsor, Ph.D.(1)	1,104,253	1.3%
Josef H. von Rickenbach(2)	65,304	*
Reinhard J. Ambros, Ph.D.(3)	52,600	*
William C. Fairey(4)	58,422	*
Alan A. Musso(5)	58,422	*
Timothy M. Cunningham	—	*
Directors and executive officers, as a group (6 persons)	1,339,001	1.5%
5% + Holders
Bios Entities(6) 1751 River Run, Suite 400 Fort Worth, Texas 76107	4,994,866	5.8%
Voss Capital, LP 3773 Richmond, Suite 850 Houston, Texas 77046	4,468,969	5.2%

* Represents beneficial ownership of less than 1% of our outstanding stock.

(1)
Consists of (i) 27,046 shares of common stock held directly and (ii) 1,077,207 shares of common stock issuable upon the exercise of options within 60 days after May 13, 2026.
(2)
Consists of (i) 15,454 shares of common stock held directly and (ii) 49,850 shares of common stock issuable upon the exercise of options within 60 days after May 13, 2026.
(3)
Consists of 52,600 shares of common stock issuable upon the exercise of options within 60 days after May 13, 2026.
(4)
Consists of 58,422 shares of common stock issuable upon the exercise of options within 60 days after May 13, 2026.
(5)
Consists of 58,422 shares of common stock issuable upon the exercise of options within 60 days after May 13, 2026.
(6)
Beneficial ownership of the entities affiliated with Bios Partners (the “Bios Entities”) consists of (i) 624 shares of common stock held by Bios Equity Partners, LP; (ii) 110,039 shares of common stock held by Bios Fund I QP, LP; (iii) 188,293 shares of common stock held by Bios Fund I, LP; (iv) 19,274 shares of common stock held by Bios Fund II NT, LP; (v) 143,991 shares of common stock held by Bios Fund II QP, LP; (vi) 44,201 shares of common stock held by Bios Fund II, LP; (vii) 474,105 shares of common stock held by Bios LTI Co-Invest III QP, LP; (viii) 462,731 shares of common stock held by Bios LTI Co-Invest III, LP; (ix) 170,117 shares of common stock held by Bios LTI SPV II, LP; (x) 224,000 shares of common stock held by Bios Clinical Opportunity Fund, LP; (xi) 18,000 shares of common stock held by Bios Fund III NT, LP; (xii) 110,000 shares of common stock held by Bios Fund III QP, LP; (xiii) 17,000 shares of common stock held by Bios Fund III,

Rein Therapeutics, Inc. | 2026 Proxy Statement 29

LP; (xiv) 2,823 shares of common stock and 2,274 shares of common stock issuable upon the exercise of options exercisable as of March 31, 2026 held by Aaron Fletcher; (xv) 644 shares of common stock held by The Aaron Fletcher Trust u/a/d May 17, 2016; (xvi) 644 shares of common stock held by The Holly Fletcher Trust u/a/d May 17, 2016; (xvii) 6,106 shares of common stock held by The Fucci Family Living Trust u/a/d May 17, 2016; and (xviii) 3,000,000 shares of common stock issuable upon exercise of warrants issued to certain of the Bios Entities in May 2026. As a result of the blocker provision set forth in the Certificate of Designation of Preferences, Rights and Limitations of the Series X Preferred Stock (the “Certificate of Designation”), the share numbers in the preceding sentence exclude an additional 12,232,000 shares of common stock issuable upon conversion of the Series X preferred stock held in the aggregate by the Bios Entities. The Certificate of Designation provides that any holder of Series X preferred stock will not have a right to convert, subject to certain exceptions, the Series X preferred stock for common stock if, as a result of such conversion, the holder, together with its affiliates and other attribution parties, would hold 19.99% of the total number of shares of common stock then outstanding, subject to decrease upon written notice by the holder. The Bios Entities have provided such notice to decrease the beneficial ownership limitation to 9.99%. The reported share number also excludes additional 1,854,262 shares of common stock issuable upon exercise of warrants held in the aggregate by the Bios Entities, such warrants also being subject to a 9.99% beneficial ownership limitation with respect to the Bios Entities.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table contains information about our equity compensation plans as of December 31, 2025. As of December 31, 2025, we had five equity compensation plans, each of which was approved by our stockholders: our 2006 Equity Incentive Plan, as amended (the “2006 Plan”), our 2016 Stock Incentive Plan (the “2016 Plan”), our 2017 Stock Incentive Plan (the “2017 Plan”), our 2021 Stock Incentive Plan (the “2021 Plan”), and our 2017 Employee Stock Purchase Plan (the “2017 ESPP”). The Company also assumed Lung’s 2013 Long-Term Incentive Plan (the “2013 Plan”) as a result of the Lung Acquisition.

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted average exercise price of outstanding options, warrants and rights ($/share) (1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)		(b)	(c)
Equity compensation plans approved by security holders	3,143,997	(2)	5.21	1,921,694	(3)(4)
Equity compensation plans not approved by security holders	—		—	—
Total	3,143,997		5.21	1,921,694

(1)
Represents the weighted average exercise price of the 3,143,997 stock options that were outstanding as of December 31, 2025.
(2)
Consists of (i) 8,404 shares to be issued upon exercise of outstanding options under our 2016 Plan as of December 31, 2025, (ii) 98,528 shares to be issued upon exercise of outstanding options under our 2017 Plan as of December 31, 2025, (iii) 1,520,179 shares to be issued upon exercise of outstanding options under our 2021 Plan as of December 31, 2025 and (iv) 1,516,886 shares to be issued upon exercise of outstanding options under our Lung’s 2013 Plan as of December 31, 2025.
(3)
Consists of (i) 1,914,194 shares that remained available for future issuance under our 2021 Plan as of December 31, 2025, and (ii) 7,500 shares that remained available for future issuance under our 2017 ESPP as of December 31, 2025. No shares remained available for future issuance under the 2006 Plan, the 2016 Plan, or the 2017 Plan as of December 31, 2025.
(4)
Our 2017 ESPP has an evergreen provision that allows for an annual increase in the number of shares available for issuance under the 2017 ESPP to be added on the first day of each fiscal year through the fiscal year ending December 31, 2027, in an amount equal to the least of 31,120 shares of our common stock, 1% of the total number of shares of our common stock outstanding on the first day of the applicable fiscal year and an amount determined by our board of directors. On January 1, 2025 and January 1, 2026, no additional shares were reserved for issuance under the 2017 ESPP pursuant to this provision.

Rein Therapeutics, Inc. | 2026 Proxy Statement 30

TRANSACTIONS WITH RELATED PERSONS

Since January 1, 2024, we have engaged in the following transactions in which the amount involved exceeded the lesser of $120,000 or one percent of our total assets at year-end for fiscal years 2025 and 2024, and any of our executive officers, directors, or beneficial holders of more than 5% of any class of voting securities, or any of their affiliates, had a direct or indirect material interest. We believe that all of these transactions were on terms comparable to terms that could have been obtained from unrelated third parties.

Warrant Exchanges and April 2025 Private Placement

On April 21, 2025, we entered into privately negotiated letter agreements with certain holders of warrants to purchase up to an aggregate of 2,353,500 shares of our common stock, which we issued and sold in connection with the Lung Acquisition ("2023 Warrants"), including entities affiliated with Bio Partners, a greater than 5% beneficial holder of outstanding shares of our common stock, which holders agreed, in exchange for pre-funded warrants to purchase an aggregate of 1,300,500 shares of common stock at an exercise price of $0.001 per share (the “Exchange Pre-Funded Warrants”), to surrender 2023 Warrants to purchase an aggregate of 1,300,500 shares of common stock for cancellation and make an aggregate cash payment of $1.599 per share into which the Exchange Pre-Funded Warrants are exercisable on or before April 24, 2025 (the “Warrant Exchanges”).

In addition, on April 21, 2025, an entity affiliated with Bios Partners (the “Bios Purchaser”) agreed to purchase additional pre-funded warrants to purchase 312,695 shares of common stock in a private placement (the “Placement Pre-Funded Warrants” and together with the Exchange Pre-Funded Warrants, the “Pre-Funded Warrants”) pursuant to a subscription agreement, at a price of $1.599 per share underlying the Placement Pre-Funded Warrants (the “April 2025 Private Placement”). The April 2025 Private Placement closed on April 24, 2025.

In connection with the April 2025 Private Placement, we entered into a Registration Rights Agreement (the “April 2025 Registration Rights Agreement”) with the Bios Purchaser. Pursuant to the April 2025 Registration Rights Agreement, we agreed that we will prepare and file a resale registration statement with the SEC within 90 calendar days following the date on which the Bios Purchaser has informed us that Bios Partners and its affiliates beneficially owns more than 9.99% of the outstanding shares of common stock or the voting power of the Company (the “Filing Deadline”). We agreed to use our commercially reasonable best efforts to cause this registration statement to be declared effective by the SEC within 30 calendar days of the Filing Deadline.

Under the April 2025 Registration Rights Agreement, we also agreed, among other things, to indemnify the Bios Purchaser, its officers, directors, agents, partners, members, managers, stockholders, affiliates and employees under the registration statement from certain liabilities and pay all fees and expenses (excluding any underwriting discounts and selling commissions and all legal fees and expenses of legal counsel for Bios Partners, except for reasonable and documented fees and expenses in an amount not to exceed $30,000 in connection with the review of the registration statement) incident to our obligations under the April 2025 Registration Rights Agreement.

April 2026 Bios Letter Agreement

On April 30, 2026, we entered into an Underwriting Agreement with Konik Capital Partners, LLC, a division of T.R. Winston & Company, LLC, relating to the issuance and sale of 57,500,000 shares of our common stock (the “Offering”). In connection with the Offering, we entered into a letter agreement with Bios Partners, L.P., on behalf of certain entities affiliated with Bios Partners, L.P. (“Bios Entities”) holding our securities, pursuant to which the Bios Entities agreed to defer the conversion of 12,232 shares (“Preferred Shares”) of Series X preferred stock held by the Bios Entities, and waive our obligation in the our Certificate of Designation of Series X Non-Voting Convertible Preferred Stock to reserve the shares of our common stock (“Underlying Shares”) issuable upon exercise of the Preferred Shares until such time as we have amended our restated certificate of incorporation to increase our authorized common stock. In addition, the Bios Entities agreed, subject to certain exceptions, not to sell, transfer or dispose of, directly or indirectly, any Preferred Shares or Underlying Shares for a period ending April 30, 2029. In consideration of the agreements and waivers of the Bios Entities, we issued to the Bios Entities at the closing of the Offering warrants to purchase 3,000,000 shares of our common stock at an exercise price of $1.00 per share for a period of five years.

Rein Therapeutics, Inc. | 2026 Proxy Statement 31

Indemnification Agreements

Our restated certificate of incorporation, as amended, provides that we will indemnify our directors and officers to the fullest extent permitted by Delaware law. In addition, we have entered into indemnification agreements with each of our officers and directors that may be broader in scope than the specific indemnification provisions contained in the Delaware General Corporation Law. See “Executive Compensation—Limitations on Liability and Indemnification” for additional information regarding these agreements.

Policies and Procedures for Related Person Transactions

The Board has adopted a written related person transaction policy to set forth policies and procedures for the review of any transaction, arrangement, or relationship in which we are a participant, the amount involved exceeds $120,000, and one of our executive officers, directors, or 5% stockholders, or their immediate family members, each of whom we refer to as a “related person,” has a direct or indirect material interest.

If a related person proposes to enter into such a transaction, arrangement, or relationship, which we refer to as a “related person transaction,” the related person must report the proposed related person transaction to our Chief Executive Officer. The policy calls for the proposed related person transaction to be reviewed and approved by the Audit Committee. Whenever practicable, the reporting, review, and approval will occur prior to entry into the transaction. If advance review and approval is not practicable, the committee will review and, in its discretion, may ratify the related person transaction. The policy also permits the Chair of the Audit Committee to review and, if deemed appropriate, approve proposed related person transactions that arise between committee meetings, subject to ratification by the committee at its next meeting. Any related person transactions that are ongoing in nature will be reviewed annually.

A related person transaction reviewed under the policy will be considered approved or ratified if it is authorized by the Audit Committee after full disclosure of the related person’s interest in the transaction. As appropriate for the circumstances, the committee will review and consider:

•
the related person’s interest in the related person transaction;
•
the approximate dollar value of the amount involved in the related person transaction;
•
the approximate dollar value of the amount of the related person’s interest in the transaction without regard to the amount of any profit or loss;
•
whether the transaction was undertaken in the ordinary course of our business;
•
whether the terms of the transaction are no less favorable to us than terms that could have been reached with an unrelated third party;
•
the purpose of, and the potential benefits to us of, the transaction; and
•
any other information regarding the related person transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

The Audit Committee may approve or ratify the transaction only if the committee determines that, under all of the circumstances, the transaction is in our best interests. The Audit Committee may impose any conditions on the related person transaction that it deems appropriate.

In addition to the transactions that are excluded by the instructions to the SEC’s related-person transaction disclosure rule, the Board has determined that the following transactions do not create a material direct or indirect interest on behalf of related persons and, therefore, are not related-person transactions for purposes of this policy:

•
interests arising solely from the related person’s position as an executive officer of another entity, whether or not the person is also a director of such entity, that is a participant in the transaction, where (a) the related person and all other related persons own in the aggregate less than a 10% equity interest in such entity; (b) the related person and his or her immediate family members are not involved in the negotiation of the terms of the transaction and do not receive any special benefits as a result of the transaction; (c) the amount involved in the transaction equals less than the greater of $1.0 million or 2% of the annual gross revenues of the other entity that is a party to the transaction; and (d) the amount involved in the transaction equals less than 2% of our annual gross revenues; and
•
a transaction that is specifically contemplated by provisions of our charter or by-laws.

Rein Therapeutics, Inc. | 2026 Proxy Statement 32

The policy provides that transactions involving compensation of executive officers shall be reviewed and approved by the Compensation Committee in the manner specified in its charter.

Limitations on Liability and Indemnification

As permitted by Delaware law, we adopted provisions in our restated certificate of incorporation, as amended, that limit or eliminate the personal liability of our directors. Our restated certificate of incorporation, as amended, limits the personal liability of directors for breach of fiduciary duty to the maximum extent permitted by the General Corporation Law of the State of Delaware (“DGCL”) and provides that no director will have personal liability to us or to our stockholders for monetary damages for breach of fiduciary duty. However, these provisions do not eliminate or limit the liability of any of our directors:

•
for any breach of the director’s duty of loyalty to us or our stockholders;
•
for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law;
•
for voting for or assenting to unlawful payments of dividends, stock repurchases or other distributions; or
•
for any transaction from which the director derived an improper personal benefit.

Any amendment to or repeal of these provisions will not eliminate or reduce the effect of these provisions in respect of any act, omission or claim that occurred or arose prior to such amendment or repeal. If the DGCL is amended to provide for further limitations on the personal liability of directors of corporations, then the personal liability of our directors will be further limited to the greatest extent permitted by the DGCL.

In addition, our restated certificate of incorporation, as amended, provides that we must indemnify our directors and officers and we must advance expenses, including attorneys’ fees, to our directors and officers in connection with legal proceedings, subject to very limited exceptions.

We maintain a general liability insurance policy that covers specified liabilities of our directors and officers arising out of claims based on acts or omissions in their capacities as directors or officers. In addition, we entered into indemnification agreements with each of our officers and directors. These indemnification agreements require us, among other things, to indemnify each such director or officer for some expenses, including attorneys’ fees, judgments, fines and settlement amounts, incurred by him or her in any action or proceeding arising out of his or her service as one of our directors or officers.

Some of our non-employee directors may, through their relationships with their employers, be insured or indemnified against specified liabilities incurred in their capacities as members of the Board.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to directors, executive officers or persons controlling us, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Rein Therapeutics, Inc. | 2026 Proxy Statement 33

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee has reviewed our audited consolidated financial statements for the fiscal year ended December 31, 2025 and discussed them with our management and our independent registered public accounting firm, CBIZ CPAs P.C. (“CBIZ”), for the year ended December 31, 2025.

The Audit Committee has also received from, and discussed with, CBIZ various communications that CBIZ is required to provide to the Audit Committee, including the matters required to be discussed by Public Company Accounting Oversight Board (PCAOB) Auditing Standard No. 16, Communications with Audit Committees (AS 16).

In addition, CBIZ provided the Audit Committee with the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and has discussed with the Company’s independent registered public accounting firm their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2025.

By the Audit Committee of the Board of Directors of Rein Therapeutics, Inc.

Alan A. Musso, Chair

Reinhard J. Ambros, Ph.D.

Josef H. von Rickenbach

Rein Therapeutics, Inc. | 2026 Proxy Statement 34

OTHER MATTERS

As of the date of this Proxy Statement, we know of no matter not specifically referred to above as to which any action is expected to be taken at the Annual Meeting. The persons named as proxies will vote the proxies, insofar as they are not otherwise instructed, regarding such other matters and the transaction of such other business as may be properly brought before the Annual Meeting, as seems to them to be in the best interest of the Company and our stockholders.

Stockholder Proposals for our 2027 Annual Meeting

Stockholder Proposals Included in Proxy Statement

In order to be considered for inclusion in our proxy materials relating to our 2027 annual meeting of stockholders, stockholder proposals must be submitted in accordance with the procedures in Rule 14a-18 of the Exchange Act and received by us no later than February 10, 2027, which is 120 calendar days prior to the first anniversary of the date the Proxy Statement was released to stockholders, unless the date of the 2027 annual meeting of stockholders is changed by more than 30 days from the anniversary of the Annual Meeting, in which case, the deadline for such proposals will be a reasonable time before we begin to print and send our proxy materials in connection with the 2027 annual meeting of stockholders. Upon receipt of any such proposal, we will determine whether or not to include such proposal in the proxy materials in accordance with regulations governing the solicitation of proxies.

Stockholder Proposals Not Included in Proxy Statement

In addition, our by-laws establish an advance notice procedure for nominations for election to our board of directors and other matters that stockholders wish to present for action at an annual meeting other than those to be included in our proxy statement. In general, we must receive other proposals of stockholders (including director nominations) intended to be presented at the 2027 annual meeting of stockholders but not included in the proxy statement by April 21, 2027, but not before March 20, 2027, which is not less than 90 days nor more than 120 days prior to the anniversary date of the Annual Meeting. However, if the date of the 2027 annual meeting of stockholders is more than 30 days before or more than 60 days after such anniversary date, notice must be received no earlier than the close of business 120 calendar days prior to such annual meeting and no later than the close of business on the later of 90 days prior to such annual meeting and 10 days following the day on which notice of the date of such annual meeting was mailed or public announcement of the date of such annual meeting was first made. Stockholders are advised to review our by-laws which also specify requirements as to the form and content of a stockholder’s notice.

In addition to satisfying the advance notice procedure in our by-laws relating to nominations of director candidates, including the earlier notice deadlines set out above, to comply with the SEC’s universal proxy rule, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than May 21, 2027, which is not more than 60 days prior to the anniversary date of the Annual Meeting. However, if the date of the 2027 annual meeting of stockholders is more than 30 days before or after the anniversary of the date of the Annual Meeting, then such notice must be delivered by the later of the tenth day following the day we first publicly announce the date of the 2027 annual meeting of stockholders and the date which is 60 days prior to the date of the 2027 annual meeting of stockholders.

Any proposals, notices, or information about proposed director candidates should be sent to Rein Therapeutics, Inc., Attention: Nominating and Corporate Governance Committee, 12407 N. Mopac Expy. Suite 250 #390, Austin, Texas 78758.

Householding of Annual Meeting Materials

Some brokers and other nominee record holders may be “householding” the Proxy Materials. This means a single Notice and, if applicable, a single copy of the Proxy Materials will be delivered to multiple stockholders sharing an address unless we receive contrary instructions. We will promptly deliver a separate copy of the Notice and, if applicable, the Proxy Materials, to you if you write to us at Rein Therapeutics, Inc., 12407 N. Mopac Expy. Suite 250 #390, Austin, Texas 78758, Attention: Corporate Secretary, or call us at (737) 802-1989. If you would like to receive separate copies of the Proxy Materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and telephone number.

Rein Therapeutics, Inc. | 2026 Proxy Statement 35

APPENDIX A

STATE OF DELAWARE

CERTIFICATE OF AMENDMENT TO THE
RESTATED CERTIFICATE OF INCORPORATION
OF
REIN THERAPEUTICS, INC.
a Delaware corporation

REIN THERAPEUTICS, INC., a Delaware corporation (the “Corporation”), does hereby certify that the following amendment to the Corporation's Restated Certificate of Incorporation has been duly adopted in accordance with the provision of Section 242 of the Delaware General Corporation Law:

The Restated Certificate of Incorporation is hereby amended by deleting Article FOURTH thereof in its entirety and by inserting the following in lieu thereof:

“The total number of shares of all classes of stock which the Corporation shall have authority to issue is 205,000,000 shares, consisting of (i) 200,000,000 shares of Common Stock, $0.001 par value per share (“Common Stock”), and (ii) 5,000,000 shares of Preferred Stock, $0.001 par value per share (“Preferred Stock”).”

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to the Restated Certificate of Incorporation to be signed by its duly authorized officer, this _ day of July 2026, and the foregoing facts stated herein are true and correct.

By: _________________________________

Name: Brian Windsor, Ph.D.

Title: President and Chief Executive Officer

Rein Therapeutics, Inc. | 2026 Proxy Statement 36

Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Online Go to www.envisionreports.com/RNTX or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/RNTX Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. 2026 Annual Meeting Proxy Card IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. A Proposals — The Board of Directors recommends a vote FOR the nominees listed, and FOR Proposals 2, 3 and 4. 1. Election of Two Class III Directors. For Against Abstain Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. 2026 Annual Meeting Proxy Card Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q For Against Abstain 01 - Reinhard J. Ambros, Ph.D. 02 - Josef H. von Rickenbach For Against Abstain For Against Abstain 2. Approval to Increase Authorized Shares of Common Stock 4. Advisory Vote to Approve Named Executive Officer Compensation 3. Ratification of Appointment of CBIZ CPAs P.C. as Independent Registered Public Accounting Firm 23BM 04A73D

2026 Annual Meeting of Stockholders of Rein Therapeutics, Inc.The 2026 Annual Meeting of Stockholders of Rein Therapeutics, Inc. will be held on July 20, 2026 at 9:00AM ET, virtually via the internet at meetnow.global/MM4MRP6 To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/RNTX IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Proxy - Rein Therapeutics, Inc. Notice of 2026 Annual Meeting of Stockholders Proxy Solicited by Board of Directors for Annual Meeting — July 20, 2026 Brian Windsor, Ph.D. and Timothy M. Cunningham, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present online, at the Annual Meeting of Stockholders of Rein Therapeutics, Inc. to be held on July 20, 2026 or at any postponement or adjournment thereof. This Proxy, when properly executed, will be voted as directed. If no direction is given, the Proxies will have authority to vote FOR Proposal 1 “Election of Two Class III Directors,” FOR Proposal 2 “Approval to Increase Authorized Shares of Common Stock,” FOR Proposal 3 “Ratification of Appointment of CBIZ CPAs P.C. as Independent Registered Public Accounting Firm,” and FOR Proposal 4 “Advisory Vote to Approve Named Executive Officer Compensation”. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. Virtual attendance of the undersigned at the Annual Meeting or at any adjournment thereof will not be deemed to revoke this Proxy unless the undersigned revokes this Proxy in writing or attends the Annual Meeting online and votes during the meeting. Unless voting by the internet or telephone, please complete, sign and date this proxy card and return it in the enclosed postage-prepaid envelope. (Items to be voted appear on reverse side)C Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below.